1933 Act Registration No. 33-16905
                                              1940 Act Registration No. 811-5309

    As filed with the Securities and Exchange Commission on November 5, 1997

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]

                          Pre-Effective Amendment No.     [ ]
                       Post-Effective Amendment No. 31    [x]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940          [x]

                                Amendment No. 32

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                            OAKS, PENNSYLVANIA 19456
               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 254-1924
              (Registrant's Telephone Number, including Area Code)

                                    DAVID LEE
              C/O SEI INVESTMENTS COMPANY, OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)

                                   COPIES TO:
        Kathryn Stanton, Esq.                      Michael J. Radmer, Esq.
       SEI Investments Company                       James D. Alt, Esq.
      Oaks, Pennsylvania 19456                      Dorsey & Whitney LLP
                                                   220 South Sixth Street
                                                 Minneapolis, Minnesota 55402

It is proposed that this filing shall become effective (check appropriate box):

       [ ] immediately upon filing pursuant to paragraph (b) of rule 485
       [x] on November 6, 1997 pursuant to paragraph (b) of rule 485
       [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
       [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
       [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
       [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice was filed with the Securities and Exchange Commission on November 25, 1996.

================================================================================

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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                         POST-EFFECTIVE AMENDMENT NO. 31

              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

         NOTE: PART A of this Registration Statement consists of two Prospectuses, as follows:

         1. Retail Class Prospectus relating to Class A Shares and Class B Shares of Small Cap Value Fund and International Index Fund.

         2. Institutional Class Prospectus relating to Class C Shares of Small Cap Value Fund and International Index Fund.

         PART B of this Registration Statement consists of one Statement of Additional Information, which relates to both of the Prospectuses listed above.

                              CROSS REFERENCE SHEET

ITEM NUMBER OF FORM N-1A

PART A        CAPTION IN PROSPECTUS
------        ---------------------

RETAIL CLASSES PROSPECTUS
-------------------------

      1       Cover Page
      2       Summary; Fees and Expenses
      3       Not Applicable
      4       The Funds; Investment Objectives and Policies; Special Investment
                Methods
      5       Management; Distributor
      5A      Not Applicable
      6       Fund Shares; Investing in the Funds; Income Taxes
      7       Distributor; Investing in the Funds; Determining the Price of
              Shares
      8       Redeeming Shares
      9       Not Applicable

INSTITUTIONAL CLASS PROSPECTUS
------------------------------

      1       Cover Page
      2       Summary; Fees and Expenses
      3       Not Applicable
      4       The Funds; Investment Objectives and Policies; Special Investment
              Methods
      5       Management; Distributor
      5A      Not Applicable
      6       Fund Shares; Purchases and Redemptions of Shares; Income Taxes
      7       Distributor; Purchases and Redemptions of Shares
      8       Purchases and Redemptions of Shares
      9       Not Applicable

              CAPTION IN STATEMENT
PART B        OF ADDITIONAL INFORMATION
------        -------------------------

      10      Cover Page
      11      Table of Contents
      12      General Information
      13      Additional Information Concerning Fund Investments; Investment
              Restrictions
      14      Directors and Executive Officers
      15      Capital Stock
      16      Investment Advisory and Other Services
      17      Portfolio Transactions and Allocation of Brokerage
      18      Not Applicable
      19      Net Asset Value and Public Offering Price
      20      Taxation
      21      Investment Advisory and Other Services
      22      Fund Performance
      23      Not Applicable

FIRST AMERICAN INVESTMENT FUNDS, INC.



RETAIL CLASSES

SMALL CAP VALUE FUND

INTERNATIONAL INDEX FUND




                                   PROSPECTUS


                                November 6, 1997




[LOGO] FIRST AMERICAN FUNDS
THE POWER OF DISCIPLINED INVESTING

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

RETAIL CLASSES PROSPECTUS

        The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class A and Class B Shares of the following funds (the "Funds"):

                           * SMALL CAP VALUE FUND

                           * INTERNATIONAL INDEX FUND

        SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING FIRST BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

        This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information dated November 6, 1997 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call
        (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRE- SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is November 6, 1997.

TABLE OF CONTENTS

                                             PAGE
                                             ----

SUMMARY ...................................    4

FEES AND EXPENSES .........................    7
    Class A Share Fees and Expenses .......    7
    Class B Share Fees and Expenses .......    8
    Information Concerning Fees and
      Expenses ............................    9

THE FUNDS .................................   10

INVESTMENT OBJECTIVES AND POLICIES ........   10
    Small Cap Value Fund ..................   11
    International Index Fund ..............   12
    Risks to Consider .....................   13

MANAGEMENT ................................   14
    Investment Adviser ....................   14
    Portfolio Managers ....................   16
    Custodian .............................   16
    Administrator .........................   17
    Transfer Agent ........................   17

DISTRIBUTOR ...............................   17

INVESTING IN THE FUNDS ....................   19
    Share Purchases .......................   19
    Minimum Investment Required ...........   20
    Alternative Sales Charge
      Options .............................   20
    Class A Shares ........................   22
    Class B Shares ........................   25
    Systematic Exchange Program ...........   26
    Systematic Investment Program .........   26
    Exchanging Securities for
      Fund Shares .........................   26
    Certificates and Confirmations ........   27
    Dividends and Distributions ...........   27
    Exchange Privilege ....................   27

REDEEMING SHARES ..........................   29
    By Telephone ..........................   29
    By Mail ...............................   30
    By Systematic Withdrawal
      Program .............................   31
    Redemption Before Purchase
      Instruments Clear ...................   31
    Accounts with Low Balances ............   32

DETERMINING THE PRICE OF SHARES ...........   32
    Determining Net Asset Value ...........   32
    Foreign Securities ....................   33

INCOME TAXES ..............................   34
    Federal Income Taxation ...............   34

FUND SHARES ...............................   35

CALCULATION OF PERFORMANCE DATA ...........   36

SPECIAL INVESTMENT METHODS ................   37
    Repurchase Agreements .................   37
    When-Issued and Delayed-
      Delivery Transactions ...............   38
    Lending of Portfolio Securities .......   38
    Options Transactions ..................   39
    Cash Items ............................   40
    Futures and Options on Futures ........   40
    Fixed Income Securities ...............   41
    Foreign Securities ....................   42
    Portfolio Transactions ................   43
    Portfolio Turnover ....................   44
    Investment Restrictions ...............   44
    Information Concerning
      Compensation Paid to First Trust
      National Association and its
      Affiliates ..........................   45

SUMMARY

        First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class A Shares and Class B Shares of the following funds (the "Funds"):

        SMALL CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase). In selecting equity securities, the Fund's adviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities at the time of purchase.

        INTERNATIONAL INDEX FUND has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The Fund's adviser believes that its objective can be best achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund.

        INVESTMENT ADVISER First Bank National Association (the "Adviser") (also known as U.S. Bank National Association) serves as investment adviser to each of the Funds. See "Management."

        DISTRIBUTOR; ADMINISTRATOR SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

        OFFERING PRICES Class A Shares of the Funds are sold at net asset value plus a maximum sales charge of 4.50%. These sales charges are reduced on purchases of $50,000 or more. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% will be imposed on such purchases in the event of redemption within 24 months following the purchase except in the case of International Index Fund. Class A Shares of the Funds otherwise are redeemed at net asset value without any additional charge. Class A Shares of each Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of that class. See "Investing in the Funds -- Alternative Sales Charge Options."

        Class B Shares of each Fund are sold at net asset value without an initial sales charge. Class B Shares of each Fund are subject to Rule 12b-1 distribution and shareholder servicing fees computed at an annual rate totaling 1.00% of the average daily net assets of that class. If Class B Shares are redeemed within six years after purchase, they are subject to a contingent deferred sales charge declining from 5.00% in the first year to zero after six years. Class B Shares automatically convert into Class A Shares approximately eight years after purchase. See "Investing in the Funds -- Alternative Sales Charge Options."

        MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS The minimum initial investment is $1,000 ($250 for IRAs) for each Fund. Subsequent investments must be $100 or more. Regular investment in the Funds is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Funds -- Minimum Investment Required" and "-- Systematic Investment Program."

        EXCHANGES Shares of either Fund may be exchanged for the same class of shares of other funds in the First American family at the shares' respective net asset values with no additional charge. See "Investing in the Funds -- Exchange Privilege."

        REDEMPTIONS Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, less any applicable contingent deferred sales charge. Each Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Funds" and "Redeeming Shares."

        RISKS TO CONSIDER Each of the Funds is subject to the risk of generally adverse equity markets. Investors also should recognize that market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities.

        Because Small Cap Value Fund is actively managed, its performance will reflect in part the ability of the Adviser to select securities which are suited to achieving its investment objectives. Due to its active management, this Fund could underperform other mutual funds with similar investment objectives or the market generally.

        In addition, (i) Small Cap Value Fund is subject to risks associated with investing in small-capitalization companies; (ii) International Index Fund is subject to risks associated with investing in foreign securities and to currency risk; (iii) Small Cap Value Fund may invest a specified portion of its assets in securities of foreign issuers which are listed on a United States stock exchange or represented by American Depositary Receipts; (iv) the Funds may invest (but not for speculative purposes) in options on stock indices; and (v) International Index Fund may invest (but not for speculative purposes) in stock index futures contracts, options on stock index futures, and/or index participation contracts based on the EAFE Index. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."

        SHAREHOLDER INQUIRIES Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

FEES AND EXPENSES

CLASS A SHARE FEES AND EXPENSES

                                               SMALL CAP    INTERNATIONAL
                                                   VALUE            INDEX
                                                    FUND             FUND

   SHAREHOLDER TRANSACTION EXPENSES

   Maximum sales load imposed on
   purchases (as a percentage of offering
   price)(1)                                       4.50%            4.50%

   Maximum sales load imposed on
   reinvested dividends                             None             None

   Deferred sales load                              None             None

   Redemption fees                                  None             None

   Exchange fees                                    None             None

   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment advisory fees
   (after voluntary fee waivers)(2)                0.70%            0.46%

   Rule 12b-1 fees (after voluntary fee
   waivers)(2)                                     0.25%            0.25%

   Other expenses (after
   reimbursements)(2)                              0.20%            0.29%

   Total fund operating expenses
   (after voluntary fee waivers and
   reimbursements)(2)                              1.15%            1.00%

   EXAMPLE(3)

   You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all funds; (ii) a 5% annual return; and
   (iii) redemption at the end of each time period:

   1 year                                           $56              $55
   3 years                                          $80              $75

(1) The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% will be imposed on such purchases in the event of redemption within 24 months following the purchase except in the case of International Index Fund. See "Investing in the Funds -- Alternative Sales Charge Options."

(2) The Adviser intends to waive a portion of its fees and/or reimburse expenses on a voluntary basis, and the amounts shown reflect these waivers and reimbursements as of the date of this Prospectus. Each of these persons intends to maintain such waivers and reimbursements in effect through September 30, 1998. Absent any fee waivers or reimbursements, investment advisory fees for each Fund as an annualized percentage of average daily net assets would be 0.70%; Rule 12b-1 fees calculated on such basis would be 0.25%; and total fund operating expenses calculated on such basis would be 1.15% for Small Cap Value Fund and 1.24% for International Index Fund. "Other expenses" includes an administration fee and is based on estimated amounts for the current fiscal year.

(3) Absent the fee waivers and reimbursements referred to in (2) above, the dollar amounts for the 1 and 3-year periods would be as follows: Small Cap Value Fund, $56 and $80, and International Index Fund, $57 and $83.

CLASS B SHARE FEES AND EXPENSES

                                                     SMALL CAP  INTERNATIONAL
                                                         VALUE          INDEX
                                                          FUND           FUND

   SHAREHOLDER TRANSACTION EXPENSES

   Maximum sales load imposed on purchases (as a
   percentage of offering price)                          None           None

   Maximum sales load imposed on reinvested dividends     None           None

   Maximum contingent deferred sales charge (as a
   percentage of original purchase price or redemption
   proceeds, as applicable)                              5.00%          5.00%

   Redemption fees                                        None           None

   Exchange fees                                          None           None

   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment advisory fees
   (after voluntary fee waivers)(1)                      0.70%          0.46%

   Rule 12b-1 fees                                       1.00%(2)       1.00%(2)

   Other expenses(1)                                     0.20%          0.29%

   Total fund operating expenses
   (after voluntary fee waivers)(1)                      1.90%          1.75%

   EXAMPLE

   ASSUMING REDEMPTION(3)

   You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return; (ii) redemption at the end of each time period; and (iii) payment of the maximum applicable contingent deferred sales charge of 5% in year 1 and 4% in year 3:

   1 year                                                  $69            $68
   3 years                                                $100            $95

   ASSUMING NO REDEMPTION(4)

   You would pay the following expenses on the same investment, assuming no redemption:

   1 year                                                  $19            $18
   3 years                                                 $60            $55

(1) The Adviser intends to waive a portion of its fees on a voluntary basis, and the amounts shown reflect these waivers as of the date of this Prospectus. The Adviser intends to maintain such waivers in effect through September 30, 1998. Absent any fee waivers or reimbursements, investment advisory fees as an annualized percentage of average daily net assets would be 0.70%; and total fund operating expenses would be 1.90% for Small Cap Value Fund and 1.99% for International Index Fund. "Other expenses" includes an administration fee and is based on estimated amounts for the current fiscal year.

(2) Of this amount, 0.25% is designated as a shareholder servicing fee and 0.75% as a distribution fee.

(3) Absent the fee waivers and reimbursements referred to in (1) above, the dollar amounts for the 1 and 3-year periods would be as follows: Small Cap Value Fund, $69 and $100, and International Index Fund, $70 and $102.

(4) Absent the fee waivers and reimbursements referred to in (1) above, the dollar amounts for the 1 and 3-year periods would be as follows: Small Cap Value Fund, $19 and $60, and International Index Fund, $20 and $62.

        INFORMATION CONCERNING FEES AND EXPENSES

        The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The information set forth in the foregoing tables and examples relates only to the Class A Shares and the Class B Shares of Small Cap Value Fund and International Index Fund. The Funds also offer Class C Shares which are subject to the same expenses except that they bear no sales loads or shareholder servicing fees.

        The examples in the above tables are based on annual Fund operating expenses after voluntary fee waivers and expense reimbursements by the Adviser. The Adviser intends to maintain such waivers in effect through September 30, 1998. Prior to fee waivers, investment advisory fees accrue at the annual rate as a percentage of average daily net assets of 0.70% for each of the Funds. "Other expenses" in the tables are based on estimates.

        The Class A Shares of each Fund pay shareholder servicing fees to the Distributor in an amount equaling 0.25% per year of each such class's average daily net assets, and the Class B Shares of each Fund bear distribution and shareholder servicing fees totaling 1.00% per year of such class's average daily net assets. The Distributor also receives the sales charge for distributing the Funds' Class A Shares. Due to the distribution and shareholder servicing fees paid by the Class A and Class B Shares, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by NASD rules. For additional information, see "Distributor."

        Other expenses include fees paid by each Fund to the Administrator for providing various services necessary to operate the Funds. These include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of average daily net assets of each Fund subject to a minimum of $50,000 per Fund per fiscal year; provided, that to the extent that the aggregate net assets of all First American funds exceed $8 billion, the percentage stated above is reduced to 0.105%. Other expenses of the Funds also includes the cost of maintaining shareholder records, furnishing shareholder statements and reports, and other services. Investment advisory fees, administrative fees and other expenses are reflected in the Funds' daily dividends and are not charged to individual shareholder accounts.

THE FUNDS

        FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through several separate classes which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

        This Prospectus relates only to the Class A and the Class B Shares of the Funds named on the cover hereof. Information regarding the Class C Shares of these Funds and regarding the Class A, Class B and Class C Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.


INVESTMENT OBJECTIVES AND POLICIES

        This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act").

        If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. Similarly, if a Fund is required or permitted to invest a stated percentage of its assets in companies with no more or no less than a stated market capitalization, deviations from the stated percentages which result from changes in companies' market capitalizations after the Fund purchases its shares will not be deemed to violate the limitation. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of either Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

        When the term "equity securities" is used in this Prospectus, it refers to common stock and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock.

        This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

        SMALL CAP VALUE FUND

        OBJECTIVE. Small Cap Value Fund has an objective of capital appreciation.

        INVESTMENT POLICIES. Under normal market conditions, Small Cap Value Fund invests at least 65% of its total assets in equity securities of small-capitalization companies. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Adviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities at the time of purchase. In assessing relative value, the Adviser will consider such factors as ratios of market price to book value, market price to earnings, and market price to assets, estimated earnings growth rate, cash flow, and liquidation value.

        The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

        Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

        In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed-delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

        For temporary defensive purposes during times of unusual market conditions, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

        INTERNATIONAL INDEX FUND

        OBJECTIVE. International Index Fund has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index").

        INVESTMENT POLICIES. International Index Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The EAFE Index includes approximately 1,077 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore/Malaysia. The Adviser believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund. Normally, International Index Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries.

        Morgan Stanley designates the stocks included in the EAFE Index. A particular stock's weighting in the EAFE Index is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the EAFE Index. From time to time, Morgan Stanley may add or delete stocks to or from the EAFE Index. Inclusion of a particular stock in the EAFE Index does not imply any opinion by Morgan Stanley as to its merits as an investment, nor is Morgan Stanley a sponsor of or in any way affiliated with the Fund.

        The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the EAFE Index, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in an industry or country closely approximates the percentage of the EAFE Index represented by that industry or country. Portfolio turnover is expected to be well below that of actively managed mutual funds.

        Unlike the EAFE Index, the Fund's performance will reflect sales charges (if any), commissions, and other expenses. For this reason, and because the Fund may not always hold all of the stocks included in the EAFE Index, the Fund will not duplicate the EAFE Index performance precisely. However, there will be a close correlation between the Fund's performance and that of the EAFE Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the EAFE Index. The Fund's ability to replicate the performance of the EAFE Index may be affected by, among other things, changes in securities markets, the manner in which Morgan Stanley calculates the EAFE Index, administrative and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the Fund) and the amount and timing of cash flows into and out of the Fund. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the EAFE Index's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.

        The Fund also may invest up to 20% of its total assets in the aggregate in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the EAFE Index. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the EAFE Index; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may enter into repurchase agreements and engage in securities lending as described under "Special Investment Methods -- Repurchase Agreements" and "Special Investment Methods -- Lending of Portfolio Securities."

        In order to maintain liquidity during times of unusual market conditions, the Fund also may invest up to 100% of the value of its total assets temporarily in cash and cash items of the kinds described under "Special Investment Methods -- Cash Items."

        RISKS TO CONSIDER

        An investment in Small Cap Value Fund and International Index Fund involves certain risks. These include the following:

        EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Funds is subject to the risk of generally adverse equity markets.

        SMALL-CAPITALIZATION COMPANIES. Small Cap Value Fund emphasizes investments in companies with small market capitalizations. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that Small Cap Value Fund invests in small-capitalization companies, they are subject to this risk of greater volatility.

        ACTIVE MANAGEMENT. Small Cap Value Fund is actively managed by the Adviser. The performance of this Fund therefore will reflect in part the ability of the Adviser to select securities which are suited to achieving the Fund's investment objective. Due to its active management, this Fund could underperform other mutual funds with similar investment objectives or the market generally.

        FOREIGN SECURITIES. International Index Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing the Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities.

        OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.


MANAGEMENT

        The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAIF.

        INVESTMENT ADVISER

        First Bank National Association ("First Bank") (also known as U.S. Bank National Association), 601 Second Avenue South, Minneapolis, Minnesota 55480, acts as the Funds' investment adviser through its First Asset Management group. The Adviser has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First

        American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of December 31, 1996, the Adviser was managing accounts with an aggregate value of approximately $35 billion, including mutual fund assets in excess of $12 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55480, is the holding company for the Adviser.

        Small Cap Value Fund and International Index Fund has each agreed to pay the Adviser monthly fees calculated on an annual basis equal to 0.70% of their respective average daily net assets. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to either Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Adviser also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

        The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

        Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds have received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above, and that FBS Investment Services, Inc. ("ISI"), a wholly owned broker-dealer subsidiary of the Adviser, is not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser and ISI might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

        PORTFOLIO MANAGERS

        Small Cap Value Fund is managed by a committee composed of Albin S. Dubiak, Gerald C. Bren, Robert L. Buss, Anthony W. Hipple, and Douglas
        K. Rose.

        ALBIN S. DUBIAK began his investment career as a security trader with First National Bank of Chicago in 1963 before joining the Adviser as an investment analyst in 1969. Mr. Dubiak received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Arizona. Mr. Dubiak also is portfolio co-manager for several other First American equity funds and is a member of the committees which manage several other First American equity funds.

        GERALD C. BREN is a member of the committee which manages three of the Funds, as set forth above, and he is portfolio co-manager for Emerging Growth Fund and Health Sciences Fund. Gerald joined the Adviser in 1972 as an investment analyst. He received his master's degree in business administration from the University of Chicago in 1972 and his Chartered Financial Analyst certification in 1977.

        ROBERT L. BUSS joined the Adviser in 1989 designing and building the technology infrastructure used in investment analysis, trading and portfolio management. In 1996, Mr. Buss began analytical work in the equity research area covering electric equipment, machinery and diversified manufacturing. He holds a bachelor's degree in Economics from the University of Minnesota. Mr. Buss is currently a Chartered Financial Analyst candidate and is nearing the completion of his master's degree in business administration from the University of St. Thomas.

        ANTHONY W. HIPPLE is an equity analyst for the Adviser, focusing on industrials, utilities, retail, energy and telecommunications. He joined the firm in 1996 and has 4 years of investment industry experience. Prior to joining the Adviser, Mr. Hipple was with the Private Banking and Trust group of First Bank. He holds a bachelor's degree from the University of Northern Iowa and a master's degree in business administration from the University of Iowa.

        DOUGLAS K. ROSE is an equity analyst for the Adviser. He joined the firm in 1991 and has 10 years of industry experience. Mr. Rose covers the business services, environmental services, leisure and restaurant/lodging industries. He holds a bachelor's degree from the University of Nebraska, a master's degree in business administration from the University of Minnesota and is a member of the Twin Cities Society of Security Analysts.

        International Index Fund is co-managed by James S. Rovner and Evan Lundquist.

        JAMES S. ROVNER joined the Adviser in 1986 and has managed assets for institutional and individual clients for over 15 years. Mr. Rovner received his bachelor's degree and his master's degree in business administration from the University of Wisconsin and is a Chartered Financial Analyst.

        EVAN LUNDQUIST joined the Adviser in 1993 and received his bachelor's degree from St. Mary's College.

        CUSTODIAN

        The custodian of the Funds' assets is First Trust National Association (The "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp, which also controls the Adviser.

        As compensation for its services to the Funds, the Custodian receives monthly fees calculated on an annual basis equal to, for Small Cap Value Fund, 0.03%
        of Small Cap Value Fund's average daily net assets, and, for International Index Fund, 0.10% of International Index Fund's average daily net assets. In addition, the Custodian is reimbursed by the Funds for its out-of-pocket expenses incurred while providing its services to the Funds. Rules adopted under the 1940 Act permit International Index Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. International Index Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the directors of FAIF or a foreign custody manager appointed by the Board of Directors in accordance with these rules. This determination is made pursuant to these rules following a consideration of a number of factors including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodian services for International Index Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of International Index Fund's assets. Sub-custodian fees with respect to International Index Fund are paid by the Custodian out of the Custodian's fees.

        ADMINISTRATOR

        The Administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, subject to a minimum administrative fee during each fiscal year of $50,000 per Fund; provided, that to the extent that the aggregate net assets of all First American funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. The Funds have approved the appointment of First Bank as a sub-administrator (the "Sub-Administrator"), effective January 1, 1998. It is contemplated that the Sub-Administrator will assist SEI in the performance of administrative services for the Funds. The Sub-Administration Agreement provides that SEI will compensate the Sub-Administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.

        TRANSFER AGENT

        DST Systems, Inc. (The "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.


DISTRIBUTOR

        SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor is a wholly-owned subsidiary of SEI Investments Company, and is located at Oaks, Pennsylvania 19456. The Distributor is not affiliated with the Adviser, U.S. Bancorp, the Custodian or their respective affiliates.

        Shares of the Funds are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

        FAIF has adopted a Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan"). The Class A Distribution Plan authorizes the Distributor to retain the sales charge paid upon purchase of Class A Shares, except that portion which is reallowed to Participating Institutions. See "Investing in the Funds -- Class A Shares." Each Fund also pays the Distributor a shareholder servicing fee monthly at an annual rate of 0.25% of the Fund's Class A Shares' average daily net assets. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder services provided by "one-stop" mutual fund networks through which the Funds are made available. In addition, the Distributor and the Adviser and its affiliates may provide compensation for services provided by such networks from their own resources. From time to time, the Distributor may voluntarily waive its fees with respect to the Class A Shares of either of the Funds. Any such waivers may be made at the Distributor's discretion and may be terminated at any time.

        Under another distribution plan (the "Class B Distribution Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund may pay to the Distributor a sales support fee at an annual rate of up to 0.75% of the average daily net assets of the Class B Shares of the Fund, which fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to Class B Shares of the Fund. This fee is calculated and paid each month based on the average daily net assets for that month. In addition to this fee, the Distributor is paid a shareholder servicing fee of 0.25% of the average daily net assets of the Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to Class B Shares of the Fund. Although

        Class B Shares are sold without an initial sales charge, the Distributor pays a total of 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family). The service fee payable under the Class B Service Plan is prepaid for the first year as described above.

        The Class A Distribution Plan and Class B Distribution Plan recognize that the Adviser, the Administrator, the Distributor, and any Participating Institution may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, while there is no sales charge on purchases of Class A Shares of $1 million and more, the Adviser may pay amounts to broker-dealers from its own assets with respect to such sales. ISI, a subsidiary of the Adviser, is a Participating Institution.


INVESTING IN THE FUNDS

        SHARE PURCHASES

        Shares of the Funds are sold at their net asset value, next determined after an order is received, plus any applicable sales charge, on days on which the New York Stock Exchange is open for business. Shares may be purchased as described below. The Funds reserve the right to reject any purchase request.

        THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

        Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service.

        BY MAIL. An investor may place an order to purchase shares of the Funds directly through the Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date. In order to purchase shares by mail, an investor must:

            *   complete and sign the new account form;

            *   enclose a check made payable to (Fund name); and

            * mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.

        After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.

        BY WIRE. To purchase shares of a Fund by wire, call (800) 637-2548 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Account Number 160234580266; For Further Credit
        To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed and on federal holidays upon which wire transfers are restricted.

        MINIMUM INVESTMENT REQUIRED

        The minimum initial investment for each Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement for employees of First Bank National Association, First Trust National Association and U.S. Bancorp and their respective affiliates.

        ALTERNATIVE SALES CHARGE OPTIONS

        THE TWO ALTERNATIVES: OVERVIEW. An investor may purchase shares of a Fund at a price equal to its net asset value plus a sales charge. This sales charge may be imposed, at the investor's election, either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or (ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each of Class A and Class B represents a Fund's interest in its portfolio of investments. The classes have the same rights and are identical in all respects except that

        (i) Class B Shares bear the expenses of the contingent deferred sales charge arrangement and distribution and service fees resulting from such sales arrangement, while Class A Shares bear only shareholder servicing fees; (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A Shares as long as Class B Shares convert into Class A Shares); (iii) only Class B Shares carry a conversion feature; and (iv) each class has different exchange privileges. Sales personnel of financial institutions distributing the Funds' shares, and other persons entitled to receive compensation for selling shares, may receive differing compensation for selling Class A and Class B Shares.

        These alternative purchase arrangements permit an investor in a Fund to choose the method of purchasing shares that is more beneficial to that investor. The amount of a purchase, the length of time an investor expects to hold the shares, and whether the investor wishes to receive dividends in cash or in additional shares, will all be factors in determining which sales charge option is best for a particular investor. An investor should consider whether, over the time he or she expects to maintain the investment, the accumulated sales charges on Class B Shares prior to conversion would be less than the initial sales charge on Class A Shares, and to what extent the differential may be offset by the expected higher yield of Class A Shares. Class A Shares will normally be more beneficial to an investor if he or she qualifies for reduced sales charges as described below. Accordingly, orders for Class B Shares of a Fund for $250,000 or more ordinarily will be treated as orders for Class A Shares or declined.

        The Directors of FAIF have determined that no conflict of interest currently exists between the Class A and Class B Shares. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

        CLASS A SHARES.

        WHAT CLASS A SHARES COST. Class A Shares of each Fund are offered on a continuous basis at their next determined offering price, which is net asset value, plus a sales charge as set forth below:

                                   EACH FUND:

                                                                                    MAXIMUM
                                                                                  AMOUNT OF
                                              SALES CHARGE     SALES CHARGE    SALES CHARGE
                                             AS PERCENTAGE    AS PERCENTAGE    REALLOWED TO
                                               OF OFFERING     OF NET ASSET   PARTICIPATING
                                                     PRICE            VALUE    INSTITUTIONS
       Less than $50,000                             4.50%            4.71%           4.05%

       $50,000 but less than $100,000                4.00%            4.17%           3.60%

       $100,000 but less than $250,000               3.50%            3.63%           3.15%

       $250,000 but less than $500,000               2.75%            2.83%           2.47%

       $500,000 but less than $1,000,000             2.00%            2.04%           1.80%

       $1,000,000 and over                           0.00%            0.00%           0.00%

        There is no initial sales charge on purchases of Class A Shares of $1 million or more. However, Participating Institutions will receive a commission of 1.00% on such sales. Redemptions of Class A Shares purchased at net asset value within 24 months of purchase will be subject to a contingent deferred sales charge of 1.00% (unless a Participating Institution waived its commission on the initial purchase) except in the case of International Index Fund. Class A Shares that are redeemed will not be subject to this contingent deferred sales charge to the extent that the value of the shares represents capital appreciation of Fund assets or reinvestment of dividends or capital gain distributions.

        Net asset value is determined at 3:00 p.m. Central time Monday through Friday except on (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) on the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.

        DEALER CONCESSION. A dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Promotional incentives of these kinds will be offered uniformly to all dealers and predicated upon the amount of shares of the Funds sold by the dealer. Whenever 90% or more of a sales charge is paid to a dealer, that dealer may be deemed to be an underwriter as defined in the Securities Act of 1933.

        The sales charge for shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the institution's customers in connection with the initiation of customer accounts and purchases of Fund shares.

        REDUCING THE CLASS A SALES CHARGE. The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent:

            * QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: As shown in the table above, larger purchases of Class A Shares reduce the percentage sales charge paid. Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

                The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

            * LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.

                The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

                A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

        SALES OF CLASS A SHARES AT NET ASSET VALUE. Purchases of a Fund's Class A Shares by the Adviser, or any of its affiliates, or any of its or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker/dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisers, financial planners and registered broker/dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. In addition, Class A Shares may be purchased at net asset value without a sales charge by qualified defined contribution plans participating in the First American 401(k) Plan Program and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in section 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks.

        If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in Class A Shares of any FAIF fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

        In addition, purchases of Class A Shares of a Fund that are funded by proceeds received upon the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load and rollovers from retirement plans that utilize the Funds as investment options may be made at net asset value. To make such a purchase at net asset value, an investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

        CLASS B SHARES.

        CONTINGENT DEFERRED SALES CHARGE. Class B Shares of each Fund are sold at net asset value without any initial sales charge. If an investor redeems Class B Shares within eight years of purchase, he or she will pay a contingent deferred sales charge at the rates set forth below. This charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.


                                            CONTINGENT DEFERRED
                                              SALES CHARGE AS A
                                                  PERCENTAGE OF
                                                  DOLLAR AMOUNT
        YEAR SINCE PURCHASE                   SUBJECT TO CHARGE

        First                                             5.00%
        Second                                            5.00%
        Third                                             4.00%
        Fourth                                            3.00%
        Fifth                                             2.00%
        Sixth                                             1.00%
        Seventh                                            None
        Eighth                                             None

        In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A Shares in the shareholder's Fund account; second, of any Class B Shares held for more than eight years and Class B Shares acquired pursuant to reinvestment of dividends or other distributions; and third, of Class B Shares held longest during the eight-year period. This method should result in the lowest possible sales charge.

        The contingent deferred sales charge is waived on redemption of Class B Shares (i) within one year following the death or disability (as defined in the Internal Revenue Code) of a shareholder, and (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 701|M/2. A shareholder or his or her representative must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.

        CONVERSION FEATURE. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B Shares of each Fund will automatically convert to Class A Shares and will no longer be subject to the Class B distribution and service fees. This conversion will be on the basis of the relative net asset values of the two classes.

        SYSTEMATIC EXCHANGE PROGRAM

        Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account in the same class of shares of Prime Obligations Fund of First American Funds, Inc. Under a systematic exchange program, a shareholder enters an agreement to purchase a specified class of shares of one or more Funds over a specified period of time, and initially purchases Prime Obligations Fund shares of the same class in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the same class of the Funds specified. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described below. Because purchases of Class A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.

        SYSTEMATIC INVESTMENT PROGRAM

        Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or call (800) 637-2548.

        EXCHANGING SECURITIES FOR FUND SHARES

        A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.

        CERTIFICATES AND CONFIRMATIONS

        The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

        Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

        DIVIDENDS AND DISTRIBUTIONS

        Dividends with respect to each Fund are declared and paid quarterly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

        All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

        The amount of dividends payable on Class A and Class B Shares generally will be less than the dividends payable on Class C Shares because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares. The amount of dividends payable on Class A Shares generally will be more than the dividends payable on the Class B Shares because of the higher distribution and shareholder servicing fees paid by the Class B shares.

        EXCHANGE PRIVILEGE

        Shareholders may exchange Class A Shares or Class B Shares of a Fund for currently available Class A or Class B Shares, respectively, of the other FAIF Funds or of other funds in the First American family. Class A Shares of the

        Funds, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for Class A Shares of other funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

        For purposes of calculating the Class B Shares' eight-year conversion period or contingent deferred sales charges payable upon redemption, the holding period of Class B Shares of the "old" fund and the holding period of Class B Shares of the "new" fund are aggregated.

        The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

        Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares." Neither the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, or any financial institution will be responsible for further verification of the authenticity of the exchange instructions.

        Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.

        Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.

        Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105.

        Shareholders who become eligible to purchase Class C Shares may exchange Class A Shares for Class C Shares. An example of such an exchange would be a situation in which an individual holder of Class A Shares subsequently opens a custody or agency account with a financial institution which invests in Class C Shares.

        The terms of any exchange privilege may be modified or terminated by the Funds at any time. There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any modification or termination of the exchange privilege and of the imposition of any additional fees or changes.

REDEEMING SHARES

        Each Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, reduced by any applicable contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.

        BY TELEPHONE

        A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.

        Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

        In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or taxpayer identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

        BY MAIL

        Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

        Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

            * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

            * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

            * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

            * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

        The Funds do not accept signatures guaranteed by a notary public.

        The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

        BY SYSTEMATIC WITHDRAWAL PROGRAM

        Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution. It is generally not in a shareholder's best interest to participate in the Systematic Withdrawal Program at the same time that the shareholder is purchasing additional shares if a sales charge must be paid in connection with such purchases.

        REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

        When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

        ACCOUNTS WITH LOW BALANCES

        Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds, less any applicable contingent deferred sales charge, to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.


DETERMINING THE PRICE OF SHARES

        Class A Shares of the Funds are sold at net asset value plus a sales charge, while Class B Shares of the Funds are sold without a front-end sales charge. Shares are redeemed at net asset value less any applicable contingent deferred sales charge. See "Investing in the Funds -- Alternative Sales Charge Options."

        The net asset value per share is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time on each day the New York Stock Exchange is open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request.

        It is the responsibility of Participating Institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.

        DETERMINING NET ASSET VALUE

        The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued based upon quotation from the primary market in which they are traded. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors.

        Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded option held or written by a Fund is its last sales price on the exchange prior to the time when assets are valued, unless the bid price is higher or the asked price is lower, in which event the bid or asked price is used. In the absence of any sales that day, options will be valued at the current closing bid price.

        FOREIGN SECURITIES

        Any assets or liabilities of International Index Fund initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of International Index Fund. Thus, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Fund's portfolios. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange (the "Exchange") is open for business or may take place on days on which the Exchange is not open for business. Therefore, the net asset value of International Index Fund might be significantly affected on days when an investor has no access to the Fund.

INCOME TAXES

        FEDERAL INCOME TAXATION

        Each Fund is treated as a different entity for federal income tax purposes. each of the Funds intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.

        Distributions paid from the net investment income and from any net realized short-term capital gains of a Fund, will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends paid by the Funds attributable to investments in the securities of foreign issuers will not be eligible for the 70% deduction for dividends received by corporations. Distributions paid from a Fund's net capital gains and designated as capital gain dividends are taxable as long-term capital gains in the hands of shareholders, regardless of the length of time during which they have held their shares. For individuals, the Taxpayer Relief Act of 1997 (the "1997 Act") has created new "mid-term capital gain" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Although the 1997 Act has not expressly addressed this issue, it is expected that IRS regulations issued pursuant to the Act will provide that regulated investment companies such as the Funds must notify shareholders who are individuals as to whether they must treat capital gain dividends that they receive as mid-term or long-term capital gains.

        Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For shareholders who are individuals, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

        A Fund may be required to "back-up" withhold 31% of any dividend, distribution, or redemption payment made to a shareholder who fails to furnish the Fund with the shareholder's Social Security number or other taxpayer identification number or to certify that he or she is not subject to back-up withholding.

        International Index Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

        If at the end of International Index Fund's taxable year more than 50% of its total assets consist of securities of foreign corporations, it will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such foreign taxes in gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes. If such an election is filed for a year, International Index Fund shareholders will be notified of the amounts which they may deduct as foreign taxes paid or used as foreign tax credits.

        Alternatively, if the amount of foreign taxes paid by International Index Fund is not large enough in future years to warrant its making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

        This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.


FUND SHARES

        Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

        Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or Class, the shares of that Fund or Class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a Class.

        Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.

CALCULATION OF PERFORMANCE DATA

        From time to time, either of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return," and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

        "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

        "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, a Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares.

        "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

        The performance of the Class A and Class B Shares of a Fund will normally be lower than for the Class C Shares because Class C Shares are not subject to the sales charges and distribution and/or shareholder servicing expenses applicable to Class A and Class B Shares. In addition, the performance of Class A and Class B Shares of a Fund will differ because of the different sales charge structures of the classes and because of the differing distribution and shareholder servicing fees charged to Class B Shares.

        In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.


SPECIAL INVESTMENT METHODS

        This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

        REPURCHASE AGREEMENTS

        Each Fund is permitted to enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

        WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

        Small Cap Value Fund may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, the Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

        The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund's purchase of securities on a when-issued or delayed-delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

        LENDING OF PORTFOLIO SECURITIES

        In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from shareholders' gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Adviser) in connection with these loans. Fees paid to the Custodian are 40% of the Funds' income from such securities lending transactions.

        OPTIONS TRANSACTIONS

        PURCHASES OF PUT AND CALL OPTIONS. Small Cap Value Fund may purchase put and call options on equity securities, and both Funds may purchase put and call options on stock indices. These transactions will be undertaken only for the purpose of reducing risk to the Fund; that is, for "hedging" purposes.

        A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

        Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

        Neither Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

        The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by the Fund and the prices of options, and the risk of limited liquidity in the event that the Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

        WRITING OF CALL OPTIONS. Small Cap Value Fund may write (sell) covered call options on equity securities which it owns or has the right to acquire to the extent specified under "Investment Objectives and Policies." These transactions would be undertaken primarily to produce additional income.

        When the Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefits of increases in the market price of the security above the exercise price of the option.

        OPTIONS ON STOCK INDICES. Each Fund also may write call options on stock indices the movements of which generally correlate with those of the Fund's portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

        CASH ITEMS

        The "cash items" in which each Fund may invest, as described under "Investment Objectives and Policies," include short-term obligations such as commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which each Fund may so invest include money market funds advised by the Adviser, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.

        FUTURES AND OPTIONS ON FUTURES

        International Index Fund may engage in futures transactions and purchase options on futures to the extent specified under "Investment Objectives and Policies." These transactions may include the purchase of stock index futures and options on stock index futures.

        A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give International

        Index Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

        The Fund may use futures contracts and options on futures in an effort to hedge against market risks. In addition, International Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the EAFE Index and to reduce transaction costs.

        Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

        Where International Index Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of the Fund's total assets. Where International Index Fund is permitted to enter into futures contracts obligating it to purchase an index in the future at a specified price, the Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the value of the subject index at the delivery or settlement date fell to zero for all contracts into which the Fund was permitted to enter.

        Futures transactions involve brokerage costs and require International Index Fund to segregate assets to cover contracts that would require it to purchase an index in the future at a specified date. The Fund may lose the expected benefit of futures transactions if the index value or exchange rates moves in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

        FIXED INCOME SECURITIES

        The fixed income securities in which Small Cap Value Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "-- Cash Items." Investments in nonconvertible preferred stocks and nonconvertible corporate debt obligations will be limited to securities which are rated at the time of purchase not less than BBB by Standard &

        Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories. In addition, Small Cap Value Fund may invest up to 5% of its net assets in less than investment grade convertible debt obligations.

        The fixed income securities specified above are subject to (i) interest rate risk, (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund), (ii) credit risk (the risk that issuers of debt securities held by the Fund default in making required payments), and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the Fund to reinvest the prepayment at a lower interest rate).

        FOREIGN SECURITIES

        GENERAL. Under normal market conditions, International Index Fund invests at least 65% of its total assets in equity securities which trade in markets other than the United States. In addition, Small Cap Value Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

        Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

        In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States.

        Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

        JAPANESE SECURITIES. Japanese securities comprised 29.2% of the EAFE Index as of September 30, 1997. As a result, securities of Japanese companies may represent a significant component of International Index Fund's investment assets.

        Japan is politically organized as a democratic, parliamentary republic and has a population of approximately 122 million. The Japanese economy is heavily industrial and export-oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive. Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange. Prices of stocks listed on the Japanese stock exchange are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions. Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Japan.

        A significant investment in Japanese securities by International Index Fund may entail a higher degree of risk than with more diversified international portfolios.

        AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Index Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

        Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

        PORTFOLIO TRANSACTIONS

        Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.

        PORTFOLIO TURNOVER

        Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Adviser. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.

        INVESTMENT RESTRICTIONS

        The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

            * Neither of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. Neither of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed-delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

            * Neither of the Funds will mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.

            *   Neither of the Funds will make short sales of securities.

            * Neither of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and other accounts.

        A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

        As a nonfundamental policy, neither of the Funds will invest more than 15% of its net assets in all forms of illiquid investments. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

        INFORMATION CONCERNING COMPENSATION PAID TO FIRST TRUST NATIONAL ASSOCIATION AND ITS AFFILIATES

        First Trust National Association ("First Trust") and First Bank may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other accounts which invest in the Funds. First Trust and First Bank are subsidiaries of U.S. Bancorp. This section sets forth information concerning compensation that U.S. Bancorp may receive from the Funds.

        First Trust, as custodian for the assets of the Funds, receives the custodian fees specified herein under the caption "Management -- Custodian." First Trust also may act as securities lending agent in connection with the Funds' securities lending transactions and receive as compensation the fees described under the caption "Special Investment Methods -- Lending of Portfolio Securities."

        First Bank acts as investment adviser to the Funds and receives the advisory fees specified herein under the caption "Management -- Investment Adviser." First Bank also acts as sub-administrator to the Funds and receives the sub-administration fees from the Administrator as described under the caption "Management -- Administrator."

        First Trust and its affiliates may receive shareholder servicing fees in the amounts specified herein under the caption "Distributor."

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456


INVESTMENT ADVISER
FIRST BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402


CUSTODIAN
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456


ADMINISTRATOR
SEI INVESTMENTS MANAGEMENT
CORPORATION
Oaks, Pennsylvania 19456


TRANSFER AGENT
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105


INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402


COUNSEL
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402






FAIF-1002 (7/97)R

FIRST AMERICAN INVESTMENT FUNDS, INC.



INSTITUTIONAL CLASS

SMALL CAP VALUE FUND

INTERNATIONAL INDEX FUND




                                   PROSPECTUS

                                November 6, 1997




[LOGO] FIRST AMERICAN FUNDS
THE POWER OF DISCIPLINED INVESTING

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

INSTITUTIONAL CLASS PROSPECTUS

        The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class C Shares of the following funds (the "Funds"):

                           * SMALL CAP VALUE FUND
                           * INTERNATIONAL INDEX FUND

        Class C Shares of the Funds are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity.

        SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING FIRST BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.

        This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information dated November 6, 1997 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call
        (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is November 6, 1997.

TABLE OF CONTENTS

                                              PAGE
                                              ----

SUMMARY ....................................    4

FEES AND EXPENSES ..........................    6
    Class C Share Fees and Expenses ........    6
    Information Concerning Fees and
      Expenses .............................    7

THE FUNDS ..................................    8

INVESTMENT OBJECTIVES AND POLICIES .........    8
    Small Cap Value Fund ...................    9
    International Index Fund ...............   10
    Risks to Consider ......................   11

MANAGEMENT .................................   12
    Investment Adviser .....................   12
    Portfolio Managers .....................   13
    Custodian ..............................   14
    Administrator ..........................   15
    Transfer Agent .........................   15

DISTRIBUTOR ................................   15

PURCHASES AND REDEMPTIONS OF SHARES ........   16
    Share Purchases and Redemptions ........   16
    What Shares Cost .......................   16
    Foreign Securities .....................   17
    Exchanging Securities for Fund
      Shares ...............................   18
    Certificates and Confirmations .........   18
    Dividends and Distributions ............   18
    Exchange Privilege .....................   19

INCOME TAXES ...............................   19
    Federal Income Taxation ................   19

FUND SHARES ................................   21

CALCULATION OF PERFORMANCE DATA ............   21

SPECIAL INVESTMENT METHODS .................   23
    Repurchase Agreements ..................   23
    When-Issued and Delayed-
      Delivery Transactions ................   23
    Lending of Portfolio Securities ........   24
    Options Transactions ...................   24
    Cash Items .............................   25
    Futures and Options on Futures .........   26
    Fixed Income Securities ................   27
    Foreign Securities .....................   27
    Portfolio Transactions .................   29
    Portfolio Turnover .....................   29
    Investment Restrictions ................   29
    Information Concerning
      Compensation Paid to First Trust
      National Association and its
      Affiliates ...........................   30

SUMMARY

        First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class C Shares of the following funds (the "Funds"):

        SMALL CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase). In selecting equity securities, the Fund's adviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities at the time of purchase.

        INTERNATIONAL INDEX FUND has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The Fund's adviser believes that its objective can be best achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund.

        INVESTMENT ADVISER First Bank National Association (the "Adviser") (also known as U.S. Bank National Association) serves as investment adviser to each of the Funds. See "Management."

        DISTRIBUTOR; ADMINISTRATOR SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

        ELIGIBLE INVESTORS; OFFERING PRICES Class C Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Class C Shares are sold at net asset value without any front-end or deferred sales charges. See "Purchases and Redemptions of Shares."

        EXCHANGES Class C Shares of any Fund may be exchanged for Class C Shares of other funds in the First American family at the shares' respective net asset values with no additional charge. See "Purchases and Redemptions of Shares -- Exchange Privilege."

        REDEMPTIONS Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, with no additional charge. See "Purchases and Redemptions of Shares."

        RISKS TO CONSIDER Each of the Funds is subject to the risk of generally adverse equity markets. Investors also should recognize that market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities.

        Because Small Cap Value Fund is actively managed, its performance will reflect in part the ability of the Adviser to select securities which are suited to achieving its investment objectives. Due to its active management, this Fund could underperform other mutual funds with similar investment objectives or the market generally.

        In addition, (i) Small Cap Value Fund is subject to risks associated with investing in small-capitalization companies; (ii) International Index Fund is subject to risks associated with investing in foreign securities and to currency risks; (iii) the Small Cap Value Fund may invest a specified portion of its assets in securities of foreign issuers which are listed on a United States stock exchange or represented by American Depositary Receipts; (iv) the Funds may invest (but not for speculative purposes) in options on stock indices; and (v) International Index Fund may invest (but not for speculative purposes) in stock index futures contracts, options on stock index futures, and/or index participation contracts based on the EAFE Index. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."

        SHAREHOLDER INQUIRIES Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

FEES AND EXPENSES

CLASS C SHARE FEES AND EXPENSES

                                          SMALL CAP    INTERNATIONAL
                                              VALUE            INDEX
                                               FUND             FUND

   SHAREHOLDER TRANSACTION EXPENSES

   Maximum sales load imposed on
   purchases                                   None             None

   Maximum sales load imposed on
   reinvested dividends                        None             None

   Deferred sales load                         None             None

   Redemption fees                             None             None

   Exchange fees                               None             None

   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment advisory fees
   (after voluntary fee waivers)(1)           0.70%            0.46%

   Rule 12b-1 fees                             None             None

   Other expenses
   (after reimbursements)(1)                  0.20%            0.29%

   Total fund operating expenses
   (after voluntary fee waivers and
   reimbursements)(1)                         0.90%            0.75%

   EXAMPLE(2)

   You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

   1 year                                        $9               $8
   3 years                                      $29              $24

(1) The Adviser intends to waive a portion of its fees and/or reimburse expenses on a voluntary basis, and the amounts shown reflect these waivers and reimbursements as of the date of this Prospectus. The Adviser intends to maintain such waivers and reimbursements in effect through September 30, 1998. Absent any fee waivers or reimbursements, investment advisory fees for each Fund as an annualized percentage of average daily net assets would be 0.70%; and total fund operating expenses calculated on such basis would be 0.90% for Small Cap Value Fund and 0.99% for International Index Fund. "Other expenses" includes an administration fee and is based on estimated amounts for the current fiscal year.

(2) Absent the fee waivers and reimbursements referred to in (1) above, the dollar amounts for the 1 and 3-year periods would be as follows: Small Cap Value Fund, $9 and $29, and International Index Fund, $10 and $32.

        INFORMATION CONCERNING FEES AND EXPENSES

        The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The information set forth in the foregoing tables and examples relates only to the Class C Shares of the Funds. The Funds also expect to offer Class A and Class B Shares which are subject to the same expenses and, in addition, to a front-end or contingent deferred sales load and certain shareholder servicing expenses.

        The examples in the above tables are based on annual Fund operating expenses after voluntary fee waivers and expense reimbursements by the Adviser. The Adviser intends to maintain such waivers in effect through September 30, 1998. Prior to fee waivers, investment advisory fees accrue at the annual rate as a percentage of average daily net assets of 0.70% for each of the Funds. "Other expenses" in the tables are based on estimates.

        Other expenses include fees paid by each Fund to the Administrator for providing various services necessary to operate the Funds. These include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of average daily net assets of each Fund subject to a minimum of $50,000 per Fund per fiscal year; provided, that to the extent that the aggregate net assets of all First American funds exceed $8 billion, the percentage stated above is reduced to 0.105%. Other expenses of the Funds also includes the cost of maintaining shareholder records, furnishing shareholder statements and reports, and other services. Investment advisory fees, administrative fees and other expenses are reflected in the Funds' daily dividends and are not charged to individual shareholder accounts.

THE FUNDS

        FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through several separate classes which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

        This Prospectus relates only to the Class C Shares of the Funds named on the cover hereof. Information regarding the Class A and Class B Shares of these Funds and regarding the Class A, Class B and Class C Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania, 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.


INVESTMENT OBJECTIVES AND POLICIES

        This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act").

        If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitation on illiquid investments. Similarly, if a Fund is required or permitted to invest a stated percentage of its assets in companies with no more or no less than a stated market capitalization, deviations from the stated percentages which result from changes in companies' market capitalizations after the Fund purchases its shares will not be deemed to violate the limitation. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of either any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.

        When the term "equity securities" is used in this Prospectus, it refers to common stock and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock.

        This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

        SMALL CAP VALUE FUND

        OBJECTIVES. Small Cap Value Fund has an objective of capital appreciation.

        INVESTMENT POLICIES. Under normal market conditions, Small Cap Value Fund invests at least 65% of its total assets in equity securities of small-capitalization companies. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Adviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities at the time of purchase. In assessing relative value, the Adviser will consider such factors as ratios of market price to book value, market price to earnings, and market price to assets, estimated earnings growth rate, cash flow, and liquidation value.

        The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Foreign Securities."

        Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

        In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed-delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

        For temporary defensive purposes during times of unusual market conditions, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

        INTERNATIONAL INDEX FUND

        OBJECTIVE. International Index Fund has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index").

        INVESTMENT POLICIES. International Index Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The EAFE Index includes approximately 1,077 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore/Malaysia. The Adviser believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund. Normally, International Index Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries.

        Morgan Stanley designates the stocks included in the EAFE Index. A particular stock's weighting in the EAFE Index is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the EAFE Index. From time to time, Morgan Stanley may add or delete stocks to or from the EAFE Index. Inclusion of a particular stock in the EAFE Index does not imply any opinion by Morgan Stanley as to its merits as an investment, nor is Morgan Stanley a sponsor of or in any way affiliated with the Fund.

        The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the EAFE Index, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in an industry or country closely approximates the percentage of the EAFE Index represented by that industry or country. Portfolio turnover is expected to be well below that of actively managed mutual funds.

        Unlike the EAFE Index, the Fund's performance will reflect sales charges (if any), commissions, and other expenses. For this reason, and because the Fund may not always hold all of the stocks included in the EAFE Index, the Fund will not duplicate the EAFE Index performance precisely. However, there will be a close correlation between the Fund's performance and that of the EAFE Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the EAFE Index. The Fund's ability to replicate the performance of the EAFE Index may be affected by, among other things, changes in securities markets, the manner in which Morgan Stanley calculates the EAFE Index, administrative and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the Fund) and the amount and timing of cash flows into and out of the Fund. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the EAFE Index's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.

        The Fund also may invest up to 20% of its total assets in the aggregate in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the EAFE Index. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the EAFE Index; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may enter into repurchase agreements and engage in securities lending as described under "Special Investment Methods -- Repurchase Agreements" and "Special Investment Methods -- Lending of Portfolio Securities."

        In order to maintain liquidity during times of unusual market conditions, the Fund also may invest up to 100% of the value of its total assets temporarily in cash and cash items of the kinds described under "Special Investment Methods -- Cash Items."

        RISKS TO CONSIDER

        An investment in Small Cap Value Fund and International Index Fund involves certain risks. these include the following:

        EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Funds is subject to the risk of generally adverse equity markets.

        SMALL-CAPITALIZATION COMPANIES. Small Cap Value Fund emphasizes investments in companies with small market capitalizations. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that Small Cap Value Fund invests in small-capitalization companies, they are subject to this risk of greater volatility.

        ACTIVE MANAGEMENT. Small Cap Value Fund is actively managed by the Adviser. The performance of this Fund therefore will reflect in part the ability of the Adviser to select securities which are suited to achieving the Fund's investment objective. Due to its active management, this Fund could underperform other mutual funds with similar investment objectives or the market generally.

        FOREIGN SECURITIES. International Index Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing the Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities.

        OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.


MANAGEMENT

        The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Adviser acts as investment adviser for and manages the investment portfolios of FAIF.

        INVESTMENT ADVISER

        First Bank National Association ("First Bank") (also known as U.S. Bank National Association), 601 Second Avenue South, Minneapolis, Minnesota 55480, acts as the Funds' investment adviser through its First Asset Management group. The Adviser has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of December 31, 1996, the Adviser was managing accounts with an aggregate value of approximately $35 billion, including mutual fund assets in excess of $12 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55480, is the holding company for the Adviser.

        Small Cap Value Fund and International Index Fund has each agreed to pay the Adviser monthly fees calculated on an annual basis equal to 0.70% of its respective average daily net assets. The Adviser may, at its option, waive any or all of its fees, or reimburse expenses, with respect to either Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Adviser also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

        The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

        Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds have received an opinion from their counsel that the Adviser is not prohibited from performing the investment advisory services described above. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Adviser might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

        PORTFOLIO MANAGERS

        Small Cap Value Fund is managed by a committee composed of Albin S. Dubiak, Gerald C. Bren, Douglas K. Rose, Anthony W. Hipple, and Robert
        L. Buss.

        ALBIN S. DUBIAK began his investment career as a security trader with First National Bank of Chicago in 1963 before joining the Adviser as an investment analyst in 1969. Mr. Dubiak received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Arizona. Mr. Dubiak also is portfolio co-manager for several other First American equity funds and is a member of the committees which manage several other First American equity funds.

        GERALD C. BREN is a member of the committee which manages three of the Funds, as set forth above, and he is portfolio co-manager for Emerging Growth Fund and Health Sciences Fund. Gerald joined the Adviser in 1972 as an investment analyst. He received his master's degree in business administration from the University of Chicago in 1972 and his Chartered Financial Analyst certification in 1977.

        ROBERT L. BUSS joined the Adviser in 1989 designing and building the technology infrastructure used in investment analysis, trading and portfolio management. In 1996, Mr. Buss began analytical work in the equity research area covering electric equipment, machinery and diversified manufacturing. He holds a bachelor's degree in Economics from the University of Minnesota. Mr. Buss is currently a Chartered Financial Analyst candidate and is nearing the completion of his master's degree in business administration from the University of St. Thomas.

        ANTHONY W. HIPPLE is an equity analyst for the Adviser, focusing on industrials, utilities, retail, energy and telecommunications. He joined the firm in 1996 and has 4 years of investment industry experience. Prior to joining the Adviser, Mr. Hipple was with the Private Banking and Trust group of First Bank. He holds a bachelor's degree from the University of Northern Iowa and a master's degree in business administration from the University of Iowa.

        DOUGLAS K. ROSE is an equity analyst for the Adviser. He joined the firm in 1991 and has 10 years of industry experience. Mr. Rose covers the business services, environmental services, leisure and restaurant/lodging industries. He holds a bachelor's degree from the University of Nebraska, a master's degree in business administration from the University of Minnesota and is a member of the Twin Cities Society of Security Analysts.

        International Index Fund is co-managed by James S. Rovner and Evan Lundquist.

        JAMES S. ROVNER joined the Adviser in 1986 and has managed assets for institutional and individual clients for over 15 years. Mr. Rovner received his bachelor's degree and his master's degree in business administration from the University of Wisconsin and is a Chartered Financial Analyst.

        EVAN LUNDQUIST joined the Adviser in 1993 and received his bachelor's degree from St. Mary's College.

        CUSTODIAN

        The custodian of the Funds' assets is First Trust National Association (The "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp, which also controls the Adviser.

        As compensation for its services to the Funds, the Custodian receives monthly fees calculated on an annual basis equal to, for Small Cap Value Fund, 0.03% of Small Cap Value Fund's average daily net assets, and for International Index Fund, 0.10% of International Index Fund's average daily net assets. In addition, the Custodian is reimbursed by the Funds for its out-of-pocket expenses incurred while providing its services to the Funds. Rules adopted under the 1940 Act permit International Index Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. International Index Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the directors of FAIF or a foreign custody manager appointed by the Board of Directors in accordance with these rules. This determination is made pursuant to these rules following a consideration of a number of factors including but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodian services for International Index Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of International Index Fund's assets. Sub-custodian fees with respect to International Index Fund are paid by the Custodian out of the custodian's fees.

        ADMINISTRATOR

        The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, subject to a minimum administrative fee during each fiscal year of $50,000 per Fund; provided, that to the extent that the aggregate net assets of all First American funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. The Funds have approved the appointment of First Bank as a sub-administrator (the "Sub-Administrator"), effective January 1, 1998. It is contemplated that the Sub-Administrator will assist SEI in the performance of administrative services for the Funds. The Sub-Administration Agreement provides that SEI will compensate the Sub-Administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.

        TRANSFER AGENT

        DST Systems, Inc. (The "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 1004 Baltimore, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Adviser.


DISTRIBUTOR

        SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania, 19456. The Distributor is not affiliated with the Adviser, U.S. Bancorp, the Custodian or their respective affiliates.

        The Distributor, the Administrator and the Adviser may in their discretion use their own assets to pay for certain costs of distributing Fund shares. They also may discontinue any payment of such costs at any time. In addition, the Distributor and the Adviser and its affiliates may provide compensation from their own resources for shareholder services provided by third parties, including "one-stop" mutual fund networks through which the Funds are made available.

PURCHASES AND REDEMPTIONS OF SHARES

        SHARE PURCHASES AND REDEMPTIONS

        Shares of the Funds are sold and redeemed on days on which the New York Stock Exchange is open for business ("Business Days").

        Payment for shares can be made only by wire transfer. Wire transfers of federal funds for share purchases should be sent to U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems: Account Number 160234580266; For Further Credit To:
        (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed and on Federal holidays upon which wire transfers are restricted. Purchase orders will be effective and eligible to receive dividends declared the same day if the Transfer Agent receives an order before 3:00 p.m. Central time and the Custodian receives Federal funds before the close of business that day. Otherwise, the purchase order will be effective the next Business Day. The net asset value per share is calculated as of 3:00 p.m. Central time each Business Day. The Funds reserve the right to reject a purchase order.

        The Funds are required to redeem for cash all full and fractional shares of the Funds. Redemption orders may be made any time before 3:00 p.m. Central time in order to receive that day's redemption price. For redemption orders received before 3:00 p.m. Central time, payment will ordinarily be made the next business day by transfer of Federal funds, but payment may be made up to 7 days later.

        WHAT SHARES COST

        Class C Shares of the Funds are sold and redeemed at net asset value. the net asset value per share is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. Central time on each day the New York Stock Exchange is open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.

        DETERMINING NET ASSET VALUE. The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued based upon quotation from the primary market in which they are traded. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors.

        Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded option held or written by a Fund is its last sales price on the exchange prior to the time when assets are valued, unless the bid price is higher or the asked price is lower, in which event the bid or asked price is used. In the absence of any sales that day, options will be valued at the current closing bid price.

        Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares.

        FOREIGN SECURITIES

        Any assets or liabilities of International Index Fund initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of International Index Fund. Thus, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Fund's portfolios. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange (the "Exchange") is open for business or may take place on days on which the Exchange is not open for business. Therefore, the net asset value of International Index Fund might be significantly affected on days when an investor has no access to the Fund.

        EXCHANGING SECURITIES FOR FUND SHARES

        A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Adviser that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.

        CERTIFICATES AND CONFIRMATIONS

        The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

        Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

        DIVIDENDS AND DISTRIBUTIONS

        Dividends are declared and paid quarterly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

        All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.

        The amount of dividends payable on Class C Shares generally will be more than the dividends payable on Class A or Class B Shares because of the distribution and/or shareholder servicing expenses charged to Class A and Class B Shares.

        EXCHANGE PRIVILEGE

        Shareholders may exchange Class C Shares of a Fund for currently available Class C Shares of the other FAIF Funds or of other funds in the First American family at net asset value. Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

        The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures. These procedures may include taping of telephone conversations.

        Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of this kind of exchange would be a situation in which Class C Shares of a Fund held by a financial institution in a trust or agency capacity for one or more individual beneficiaries are exchanged for Class A Shares of that Fund and distributed to the individual beneficiaries.

INCOME TAXES

        FEDERAL INCOME TAXATION

        Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.

        Distributions paid from the net investment income and from any net realized short-term capital gains of each Fund will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends paid by the Funds attributable to investments in the securities of foreign issuers will not be eligible for the 70% deduction for dividends received by corporations. Distributions paid from a Fund's net capital gains and designated as capital gain dividends are taxable as long-term capital gains in the hands of shareholders, regardless of the length of time during which they have held their shares. For individuals, the Taxpayer Relief Act of 1997 (the "1997 Act") has created new "mid-term capital gain" rates that apply to the sale of capital assets held more than one year but not more than 18 months. Although the 1997 Act has not expressly addressed this issue, it is expected that IRS regulations issued pursuant to the Act will provide that regulated investment companies such as the Funds must notify shareholders who are individuals as to whether they must treat capital gain dividends that they receive as mid-term or long-term capital gains.

        Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For shareholders who are individuals, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

        International Index Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

        If at the end of International Index Fund's taxable year more than 50% of its total assets consist of securities of foreign corporations, it will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such foreign taxes in gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes. If such an election is filed for a year, International Index Fund shareholders will be notified of the amounts which they may deduct as foreign taxes paid or used as foreign tax credits.

        Alternatively, if the amount of foreign taxes paid by International Index Fund is not large enough in future years to warrant its making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

        This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.


FUND SHARES

        Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

        Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or Class, the shares of that Fund or Class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a Class.

        Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.


CALCULATION OF PERFORMANCE DATA

        From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return," and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with Securities and Exchange Commission ("SEC") regulations.

        "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

        "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares at the end of the specified period covered by the total return figure. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, a Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares.

        "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

        The performance of the Class C Shares of a Fund will normally be higher than for the Class A and Class B Shares because Class C Shares are not subject to the sales charges and distribution and/or shareholder servicing expenses applicable to Class A and Class B Shares.

        In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.

SPECIAL INVESTMENT METHODS

        This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

        REPURCHASE AGREEMENTS

        Each Fund is permitted to enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

        WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

        Small Cap Value Fund may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, the Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

        The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund's purchase of securities on a when-issued or delayed-delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage.

        A seller's failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

        LENDING OF PORTFOLIO SECURITIES

        In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from shareholders' gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Adviser) in connection with these loans. Fees paid to the Custodian are 40% of the Funds' income from such securities lending transactions.

        OPTIONS TRANSACTIONS

        PURCHASES OF PUT AND CALL OPTIONS. Small Cap Value Fund may purchase put and call options on equity securities, and both Funds may purchase put and call options on stock indices. These transactions will be undertaken only for the purpose of reducing risk to the Fund; that is, for "hedging" purposes.

        A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

        Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

        Neither Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

        The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by the Fund and the prices of options, and the risk of limited liquidity in the event that the Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

        WRITING OF CALL OPTIONS. Small Cap Value Fund may write (sell) covered call options on equity securities which it owns or has the right to acquire to the extent specified under "Investment Objectives and Policies." These transactions would be undertaken primarily to produce additional income.

        When the Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefits of increases in the market price of the security above the exercise price of the option.

        OPTIONS ON STOCK INDICES. Each Fund also may write call options on stock indices the movements of which generally correlate with those of the Fund's portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

        CASH ITEMS

        The "cash items" in which each Fund may invest, as described under "Investment Objectives and Policies," include short-term obligations such as commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which each Fund may so invest include money market funds advised by the Adviser, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.

        FUTURES AND OPTIONS ON FUTURES

        International Index Fund may engage in futures transactions and purchase options on futures to the extent specified under "Investment Objectives and Policies." These transactions may include the purchase of stock index futures and options on stock index futures.

        A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give International Index Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

        The Fund may use futures contracts and options on futures in an effort to hedge against market risks. In addition, International Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the EAFE Index and to reduce transaction costs.

        Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

        Where International Index Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of the Fund's total assets. Where International Index Fund is permitted to enter into futures contracts obligating it to purchase an index in the future at a specified price, the Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the value of the subject index at the delivery or settlement date fell to zero for all contracts into which the Fund was permitted to enter.

        Futures transactions involve brokerage costs and require International Index Fund to segregate assets to cover contracts that would require it to purchase an index in the future at a specified date. The Fund may lose the expected benefit of futures transactions if the index value or exchange rates moves in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

        FIXED INCOME SECURITIES

        The Fixed Income securities in which Small Cap Value Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "-- Cash Items." Investments in nonconvertible preferred stocks and nonconvertible corporate debt obligations will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Adviser. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories. In addition, Small Cap Value Fund may invest up to 5% of its net assets in less than investment grade convertible debt obligations.

        The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by the Fund), (ii) credit risk (the risk that issuers of debt securities held by the Fund default in making required payments), and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring the Fund to reinvest the prepayment at a lower interest rate).

        FOREIGN SECURITIES

        GENERAL. Under normal market conditions, International Index Fund invests at least 65% of its total assets in equity securities which trade in markets other than the United States. In addition, Small Cap Value Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

        Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

        In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

        JAPANESE SECURITIES. Japanese securities comprised 29.2% of the EAFE Index as of September 30, 1997. As a result, securities of Japanese companies may represent a significant component of International Index Fund's investment assets.

        Japan is politically organized as a democratic, parliamentary republic and has a population of approximately 122 million. The Japanese economy is heavily industrial and export-oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive. Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange. Prices of stocks listed on the Japanese stock exchange are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions. Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Japan.

        A significant investment in Japanese securities by International Index Fund may entail a higher degree of risk than with more diversified international portfolios.

        AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Index Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

        Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

        PORTFOLIO TRANSACTIONS

        Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.

        PORTFOLIO TURNOVER

        Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Adviser. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.

        INVESTMENT RESTRICTIONS

        The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:

            * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed-delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

            * None of the Funds will mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.

            *   None of the Funds will make short sales of securities.

            * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and other accounts.

        A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.

        As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

        INFORMATION CONCERNING COMPENSATION PAID TO FIRST TRUST NATIONAL ASSOCIATION AND ITS AFFILIATES

        First Trust National Association ("First Trust") and First Bank may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other accounts which invest in the Funds. First Trust and First Bank are both subsidiaries of U.S. Bancorp. This section sets forth information concerning compensation that U.S. Bancorp may receive from the Funds.

        First Trust, as custodian for the assets of the Funds, receives the custodian fees specified herein under the caption "Management -- Custodian." First Trust also may act as securities lending agent in connection with the Funds' securities lending transactions and receive as compensation the fees described under the caption "Special Investment Methods -- Lending of Portfolio Securities."

        First Bank National Association acts as investment adviser to the Funds and receives the advisory fees specified herein under the caption "Management -- Investment Adviser." First Bank also acts as sub-administrator to the Funds and receives the sub-administration fees from the Administrator as described under the caption "Management -- Administrator."

        First Trust and its affiliates may receive shareholder servicing fees in the amounts specified herein under the caption "Distributor."

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456


INVESTMENT ADVISER
FIRST BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402


CUSTODIAN
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101


DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456


ADMINISTRATOR
SEI INVESTMENTS MANAGEMENT
CORPORATION
Oaks, Pennsylvania 19456


TRANSFER AGENT
DST SYSTEMS, INC.
1004 Baltimore
Kansas City, Missouri 64105


INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402


COUNSEL
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402






FAIF-1502 (7/97)I

                                     PART B


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 6, 1997

                              SMALL CAP VALUE FUND
                            INTERNATIONAL INDEX FUND

         This Statement of Additional Information relates to the Class A Shares, Class B Shares and Class C Shares of Small Cap Value Fund and International Index Fund, each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated November 6, 1997. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of a Prospectus, write or call the Funds' distributor SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: (800) 637-2548. Please retain this Statement of Additional Information for future reference.


                 TABLE OF CONTENTS

                                               PAGE

GENERAL INFORMATION............................  2

ADDITIONAL INFORMATION CONCERNING
FUND INVESTMENTS...............................  3
     Short-Term Investments....................  3
     Repurchase Agreements.....................  3
     When-Issued and Delayed-Delivery
         Transactions..........................  4
     Lending of Portfolio Securities...........  4
     Options Transactions......................  4
     Foreign Securities........................  5
     Debt Obligations Rated Less Than
         Investment Grade......................  5
     CFTC Information..........................  6

INVESTMENT RESTRICTIONS........................  6

DIRECTORS AND EXECUTIVE OFFICERS...............  9
     Directors.................................  9
     Executive Officers........................  9
     Compensation.............................. 11

INVESTMENT ADVISORY AND OTHER
SERVICES....................................... 12
     Investment Advisory Agreement............. 12
     Administration Agreement.................. 12
     Distributor and Distribution Plans........ 12
     Custodian; Transfer Agent; Counsel;
         Accountants........................... 14

PORTFOLIO TRANSACTIONS AND ALLOCATION
OF BROKERAGE................................... 14

CAPITAL STOCK.................................. 16

NET ASSET VALUE AND PUBLIC OFFERING
PRICE.......................................... 16

FUND PERFORMANCE............................... 17
     SEC Standardized Performance Figures...... 17
     Non-Standard Distribution Rates........... 18
     Certain Performance Comparisons........... 18

PORTFOLIO TURNOVER............................. 18

TAXATION....................................... 19

RATINGS........................................ 22
     Ratings of Corporate Debt Obligations
         and Municipal Bonds................... 22
     Ratings of Preferred Stock................ 24
     Ratings of Municipal Notes................ 24
     Ratings of Commercial Paper............... 25

                               GENERAL INFORMATION

         First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

         FAIF is organized as a series fund and currently issues its shares in 26 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds."

         Shareholders may purchase shares of Small Cap Value Fund and International Index Fund through Class A, Class B, and Class C Shares. The different classes provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A and Class B Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund. Class A and Class B Shares sometimes are referred to together as the "Retail Class Shares," and Class C Shares sometimes are referred to as the "Institutional Class Shares."

         FAIF has prepared and will provide a Prospectus relating to the Retail Class Shares (the "Retail Class Prospectus") and a Prospectus relating to the Institutional Class Shares (the "Institutional Class Prospectus") of the Funds. These Prospectuses can be obtained by calling or writing SEI Investments Distribution Co. at the address and telephone number set forth on the cover of this Statement of Additional Information. This Statement of Additional Information relates both to the Retail Class Prospectus and to the Institutional Class Prospectus for the Funds. It should be read in conjunction with the applicable Prospectus. Separate prospectuses and statements of additional information relate to the other funds offered by FAIF.

         The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The investment objectives, policies and restrictions of the Funds are set forth in their respective Prospectuses. Additional information concerning the investments which may be made by the Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth below under the caption "Investment Restrictions."

SHORT-TERM INVESTMENTS

         The Funds can invest in a variety of short-term instruments which are specified, with respect to the respective Funds, in their Prospectuses. Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Adviser to the extent permitted by Securities and Exchange Commission exemptive order relief obtained by them. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

         BANKERS ACCEPTANCES. Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements to the extent specified in their Prospectuses. The Custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

         When Small Cap Value Fund agrees to purchase securities on a when-issued or delayed-delivery basis, the Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside securities to satisfy the purchase commitment, and in that case, Small Cap Value Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that Small Cap Value Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because Small Cap Value Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed-delivery securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, Small Cap Value Fund's commitments to purchase when-issued or delayed-delivery securities will not exceed 25% of the value of its assets.

LENDING OF PORTFOLIO SECURITIES

         When a Fund lends portfolio securities, it must receive 100% collateral as described in the Prospectuses. This collateral must be valued daily by the Adviser and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         First Trust National Association, the Funds' custodian and an affiliate of their Adviser, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in a Securities and Exchange Commission exemptive order permitting First Trust to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

         OPTIONS ON SECURITIES. To the extent specified in the Prospectuses, Small Cap Value Fund may purchase put and call options on securities and may write covered call options on securities which it owns or has the right to acquire. The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If the Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

FOREIGN SECURITIES

         As described in the applicable Prospectuses, under normal market conditions International Index Fund invests principally in foreign securities, and Small Cap Value Fund may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Index Fund is uninvested. In addition, settlement problems could cause International Index Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         As described in the Prospectuses, the "equity securities" in which Small Cap Value Fund may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." The limitations on investments by this Fund in less than investment grade convertible debt obligations are set forth in the applicable Prospectuses.

         Purchases of less than investment grade corporate debt obligations generally involve greater risks than purchases of higher rated obligations. Less than investment grade debt obligations are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of such obligations may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

         Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for Small Cap Value Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of Small Cap Value Fund's use of less than investment grade convertible debt obligations may be more dependent on the Adviser's own credit analysis than is the case with investment grade obligations.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.


                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 10 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         Neither of the Funds will:

         1. Invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to general obligation bonds or notes. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

         2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

         3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. Neither of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed-delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, neither Fund will make additional investments while its borrowings exceed 5% of total assets.)

         4. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.

         5.       Make short sales of securities.

         6. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

         7. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict either Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

         8. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein.

         9. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

         10. Lend any of their assets, except portfolio securities representing up to one-third of the value of their total assets.

         The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without shareholder vote. Neither of the Funds will:

         11. Invest more than 15% of its net assets in all forms of illiquid investments.

         12. Invest in any securities, if as a result more than 5% of the value of its total assets is invested in the securities of any issuers which, with their predecessors, have a record of less than three years continuous operation. (Securities of any of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity which has been in continuous operation for more than three years.)

         13.      Invest for the purpose of exercising control or management.

         14. Purchase or sell real estate limited partnership interests, or oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies which invest in or hold the foregoing.

         15. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) each Fund may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; (b) International Index Fund may purchase shares of investment companies which invest in permitted investments for such Fund; and (c) each Fund may purchase securities as part of a merger, consolidation, reorganization or acquisition of assets.

         16. Invest in foreign securities, except that Small Cap Value Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts and International Index Fund may invest in foreign securities without limitation.

         17. Invest in warrants; provided, that a Fund may invest in warrants in an amount not exceeding 5% of the Fund's net assets. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAIF since September 1994 and of First American Funds, Inc. ("FAF") since December 1994 and of First American Strategy Funds, Inc. ("FASF") since June 1996; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 54.

         Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF, and FASF since October 1997; Vice President North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President Customer Service for United Airlines in the West Region in San Francisco and the Mountain Region in Denver; employee at United Airlines since 1967. Age: 51.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 49.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAIF and FAF since November 1993 and of FASF since June 1996; President and owner of Executive Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 55.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997; employed by U.S. Bancorp and its subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 62.

         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991 and of FASF since June 1996; Chairman of FAF's and FAIF's Boards since 1993 and of FASF's Board since 1996; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 56.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987 and of FAF since April 1991 and of FASF since June 1996; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 52.

EXECUTIVE OFFICERS

         David Lee, SEI Investments Company, Oaks, Pennsylvania 19456: President of FAIF and FAF since April 1994 and of FASF since June 1996; Senior Vice President and Assistant Secretary of FAF and FAIF beginning June 1, 1993; Senior Vice President of SEI Investments Distribution Co. (the "Distributor") since 1991; President, GW Sierra Trust Funds prior to 1991. Age: 44.

         Carmen V. Romeo, SEI Investments Company, Oaks, Pennsylvania 19456:
Treasurer and Assistant Secretary of FAIF and FAF since November 1992 and of FASF since June 1996; Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Investments Company ("SEI"), SEI Investments Management Corporation (the "Administrator") and the Distributor since 1981.
Age: 52.

         Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President, Assistant Secretary and General Counsel of the Administrator and the Distributor. Age: 36.

         Kathryn Stanton, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President and Assistant Secretary of the Administrator and the Distributor since April 1994; Associate, Morgan, Lewis & Bockius, from 1989 to 1994. Age: 37.

         Sandra K. Orlow, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since 1992 and of FASF since June 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983. Age: 40.

         Marc Cahn, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF, FAF and FASF since June 1996; Vice President and Assistant Secretary of the Administrator and Distributor since May 1996; Associate General Counsel, Barclays Bank PLC, from 1994 to 1996; ERISA Counsel, First Fidelity Bancorporation, prior to 1994. Age: 39.

         Barbara A. Nugent, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF, FAF and FASF since June 1996; Vice President and Assistant Secretary of the Administrator and Distributor since April 1996; Associate, Drinker, Biddle & Reath, from 1994 to 1996; Assistant Vice President/Administration (1992 to 1993) and Operations (1988 to
1992), Delaware Service Company, Inc. Age: 39.

         Stephen G. Meyer, SEI Investments Company, Oaks, Pennsylvania 19456:
Controller of FAIF and FAF since March 1995 and of FASF since June 1996; Director of Internal Audit and Risk Management of SEI from 1992 to 1995; Senior Associate, Coopers & Lybrand, from 1990 to 1992. Age: 31.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402: Secretary of FAIF since April 1991 and of FAF since 1981 and of FASF since June 1996; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 52.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF and FASF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $15,000 per year ($22,500 in the case of the Chair) plus $2,500 ($3,750 in the case of the Chair) per meeting of the Board attended and $800 per committee meeting attended ($1,600 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or a committee chair). In addition, directors may receive a per diem fee of $1,000 per day plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,000 per diem amount plus the foregoing Board or committee fee for an out of town Board or committee meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF and FASF, is a partner. The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF and FASF collectively (column 5) during the fiscal year ended September 30, 1997. No executive officer or affiliated person of FAIF had aggregate compensation from FAIF in excess of $60,000 during such fiscal year:


               (1)                       (2)                   (3)                   (4)                 (5)
                                                                                                        Total
                                                                                                     Compensation
                                      Aggregate       Pension or Retirement       Estimated        From Registrant
             Name of                Compensation       Benefits Accrued as      Annual Benefits    and Fund Complex
        Person, Position           From Registrant    Part of Fund Expenses     Upon Retirement    Paid to Directors
--------------------------------   ---------------    ---------------------     ---------------    -----------------
Robert J. Dayton, Director             $12,632                -0-                    -0-            $35,500

Andrew M. Hunter III, Director         $ 9,046                -0-                    -0-            $23,250

Leonard W. Kedrowski, Director         $12,291                -0-                    -0-            $32,700

Robert L. Spies, Director              $ 9,331                -0-                    -0-            $24,050

Joseph D. Strauss, Director            $14,974                -0-                    -0-            $39,925

Virginia L. Stringer, Director         $15,254                -0-                    -0-            $39,925

Roger A. Gibson, Director*                 -0-                -0-                    -0-                -0-

------------------

* Not a director during fiscal year ended September 30, 1997.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

         First Bank National Association (the "Adviser"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment adviser and manager of the Funds through its First Asset Management group. The Adviser is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Adviser is a subsidiary of U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp is comprised of 6 banks and several trust and nonbank subsidiaries, with over 1,000 banking locations. Through its subsidiaries, U.S. Bancorp provides consumer banking, commercial lending, financing of import/export trade, foreign exchange and investment services as well as mortgage banking, trust, commercial and agricultural finance, data processing, leasing and brokerage services.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), the Funds engage the Adviser to act as investment adviser for and to manage the investment of the assets of the Funds. Each Fund pays the Adviser monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Adviser or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The Funds had not commenced operations as of September 30, 1997, the end of FAIF's most recent fiscal year. They therefore paid no advisory fees to the Adviser during such year.

ADMINISTRATION AGREEMENT

         SEI Investments Management Corporation (the "Administrator") serves as administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' distributor. See "-- Distributor and Distribution Plans" below. Under the Administration Agreement, the Administrator provides administrative personnel and services to the Funds for a fee as described in the Funds' Prospectuses. These services include, among others, regulatory reporting, fund and portfolio accounting, shareholder reporting services, and compliance monitoring services.

        The Funds have approved the appointed of First Bank National Association as a sub-administrator (the "Sub-Administrator") effective January 1, 1998. It is contemplated that the Sub-Administrator will assist the Administrator in the performance of administrative services for the Funds.

         The Funds had not commenced operations as of September 30, 1997, the end of FAIF's most recent fiscal year. They therefore paid no fees to the Administrator or Sub-Administrator during such year.

DISTRIBUTOR AND DISTRIBUTION PLANS

         SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the Class A, Class B and Class C Shares of the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "-- Administration Agreement" above.

         The Distributor serves as distributor for the Class A and Class C Shares pursuant to a Distribution Agreement dated February 10, 1994 (the "Class A/Class C Distribution Agreement") between itself and the Funds, and as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated August 1, 1994, as amended September 14, 1994 (the "Class B Distribution and Service Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

         Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A and Class B Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

         The Distributor receives no compensation for distribution of the Class C Shares. With respect to the Class A Shares, the Distributor receives all of the front-end sales charges paid upon purchase of the Funds' shares except for a portion (as disclosed in the Prospectuses) which may be re-allowed to Participating Institutions. The Class A Shares of each Fund also pay a shareholder servicing fee to the Distributor monthly at the annual rate of 0.25% of each Fund's Class A average daily net assets, which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares of the kinds described in the Retail Class Prospectuses.

         The Class B Shares of each Fund pay to the Distributor a sales support fee at an annual rate of 0.75% of the average daily net assets of the Class B Shares of such Fund, which fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to the Class B Shares. This fee is calculated and paid each month based on average daily net assets of Class B of each Fund for that month. In addition to this fee, the Distributor is paid a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares of a Fund of the kinds described in the Retail Class Prospectuses. Although Class B Shares are sold without a front-end sales charge, the Distributor pays a total of 4.25% of the amount invested (including a pre-paid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family). The servicing fee payable under the Class B Service Plan is prepaid as described above.

         The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such Plans.

         FAIF has adopted plans of distribution with respect to the Class A and Class B Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A and Class B Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The Class B Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B Shares, except that portion which is re-allowed to Participating Institutions. The Plans recognize that the Distributor, any Participating

Institution, the Administrator, and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A and Class B Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Adviser at any time.

         The Funds had not commenced operations as of September 30, 1997, the end of FAIF's most recent fiscal year. They therefore paid no distribution or shareholder servicing fees during such year.

CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS

         The custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp, which also owns the Adviser.

         The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash is held by the Custodian or, as described in the Prospectuses for International Index Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee by each Fund calculated on an annual basis equal to, for Small Cap Value Fund, 0.03% of Small Cap Value Fund's average daily net assets, and, for International Index Fund, 0.10% of International Index Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

         DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105, is transfer agent and dividend disbursing agent for the shares of the Funds.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent General Counsel for the Funds.

         KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to placement of the Funds' portfolio transactions are made by the Adviser. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Adviser may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Adviser to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Adviser does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Adviser to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers. The Funds had not commenced operations as of September 30, 1997, the end of FAIF's most recent fiscal year. They therefore paid no commissions during such year.

         It is expected that International Index Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Adviser may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purposes for consideration, analysis and evaluation by the staff of the Adviser. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Adviser would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Adviser to supplement its own investment research activities and enable the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Adviser would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Adviser in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Adviser in performing services for the Funds. The Adviser determines the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Adviser has not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Adviser, except as noted below. The Adviser may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Adviser with research services, which the Adviser anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and, accordingly, substantial deviations from the list could occur. The Adviser would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Adviser determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser, or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.


                                  CAPITAL STOCK

          As of July 11, 1997, no shares of the Funds were outstanding.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of the shares of a Fund is summarized in the Retail Class Prospectus under the captions "Investing in the Funds" and "Determining the Price of Shares" and in the Institutional Class Prospectus under the caption "Purchases and Redemptions of Shares." The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

         YIELD FOR THE FUNDS. Yield for the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period. Such yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield   =   2 [((a - b) / cd) + 1)(6th power) - 1]

         Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                  d  =  maximum offering price per share on the last day of the period

         TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P(1 + T)(nth power)  =   ERV

         Where:   P    =  a hypothetical initial payment of $1,000
                  T    =  average annual total return
                  n    =  number of years
                  ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         CTR   =    ((ERV - P) / P ) 10

         Where:   CTR  =  cumulative total return
                  ERV  =  ending redeemable value at the end of, the period of a hypothetical $1,000 payment made at the beginning of
                          such period; and
                  P    =  initial payment of $1,000

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

NON-STANDARD DISTRIBUTION RATES

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period.

         ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an equity Fund) by the number of days in that month (or three-month period, in the case of an equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period.

CERTAIN PERFORMANCE COMPARISONS

         The Funds may compare their performance to that of certain published or otherwise widely disseminated indices or averages compiled by third parties. The Funds, and the indices and averages to which they may compare their performance, are as follows, among others:

         SMALL CAP VALUE FUND may compare its performance to the RUSSELL 2000 INDEX, which is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. Small Cap Value Fund also may compare its performance to the LIPPER SMALL CAP AVERAGE, which is an average of funds which invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

         INTERNATIONAL INDEX FUND may compare its performance to the Morgan Stanley Europe, Australia, Far East Composite Index which is an aggregate of 15 individual country indices that collectively represent many of the major markets in the world, excluding the United States and Canada. International Index Fund also may compare its performance to the LIPPER INTERNATIONAL AVERAGE, which is an average of funds which primarily invest in equity securities whose primary trading markets are outside the United States.

         Each of the Funds also may compare its performance to the CONSUMER PRICE INDEX, which is a measure of the average change in prices over time in a fixed market basket of goods and services.


                               PORTFOLIO TURNOVER

         The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for a particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year. Adviser estimates that the annual portfolio turnover rate of Small Cap Value Fund may exceed 100%. Although International Index Fund will use a passive, indexing approach to investing, the Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Adviser considers whether to purchase or sell securities for the Fund only to the extent that the Adviser will consider the impact of transaction costs on International Index Fund's tracking error. Changes in securities comprising the Morgan Stanley Europe, Australia, Far East Composite Index, (the "EAFE Index") will tend to increase International Index Fund's portfolio turnover rate, as the Adviser restructures the Fund's securities holdings to reflect changes in the EAFE Index.


                                    TAXATION

         The tax status of the Funds and the distributions that the Funds will make to shareholders are summarized in the Prospectuses in the sections entitled "Income Taxes." Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, and certain other types of payments related to its investment in stock or securities; (2) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (3) derive less than 30% of its annual gross income from the sale or other disposition of stock, securities, options, futures, or forward contracts held for less than three months; and (4) diversify its holdings so that, at the end of each fiscal quarter of the Fund,
(a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         Each Fund is subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. For this purpose, any amount on which the Fund is subject to corporate-level income tax is considered to have been distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

         For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Investing in the Funds -- Exchange Privilege" in the Prospectus for Class A and Class B Shares, and "Purchases and Redemptions of Shares -- Exchange Privilege" in the Prospectus for Class C Shares), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Retail Class Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December, made payable to shareholders of record in such a month and actually paid in January of the following year are treated as paid and are thereby taxable to shareholders as of December 31.

         If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. The extent to which a Fund may liquidate securities at a gain may be limited by the requirement that less than 30% of the Fund's gross income (on an annual basis) consists of gains from the sale of securities held for less than three months.

         Under Code Section 1256, except for the transactions the Fund has identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts and options as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts or options that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contracts or options is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

         Sales of forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

         As stated above, the Code requires a regulated investment company to diversity its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

         It is expected that any net gain realized from the closing out of futures contracts or options will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities held less than three months, each Fund may be required to defer the closing out of futures contracts or options beyond the time when it would otherwise be advantageous to do so. It is expected that unrealized gains on futures contracts or options, which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test, as discussed above.

         Any realized gain or loss on closing out a futures contract or option will generally result in a recognized capital gain or loss for tax purposes. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. International Index Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Each Fund will distribute to shareholders annually any net long-term capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures contract or option contract transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S CORPORATION

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S INVESTORS SERVICE, INC.

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S CORPORATION. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S INVESTORS SERVICE, INC. Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

         STANDARD & POOR'S CORPORATION

         SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest.

         SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

         MOODY'S INVESTORS SERVICE, INC. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

         MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S CORPORATION. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

         MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1: Superior capacity for repayment.

         PRIME-2: Strong capacity for repayment.

         PRIME-3: Acceptable capacity for repayment.

None of the Funds will purchase Prime-3 commercial paper.

                           PART C -- OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Not applicable.

        (b)     Exhibits

                (1) Articles of Incorporation, as amended and supplemented through October 1997.*

                (2)     Bylaws, as amended through October 1997.*

                (3)     Not applicable.

                (4) Specimen form of Common Stock Certificate. (Incorporated by reference to Exhibit (4) to Post-Effective Amendment No. 21.)

                (5)(a) Investment Advisory Agreement dated April 2, 1991, between Registrant and First Bank National Association, as amended and supplemented through August 1994. (Incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 21.)

                (5)(b) Amendment No. 5 to Exhibit A to Investment Advisory Agreement. (Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 24.)

                (5)(c) Sub-Advisory Agreement relating to International Fund between First Bank National Association and Marvin & Palmer Associates, Inc. (Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 21.)

                (5)(d) Amendment No. 6 to Exhibit A to Investment Advisory Agreement. (Incorporated by reference to Exhibit (5)(d) to Post-Effective Amendment No. 27.)

                (6)(a) Distribution Agreement [Class A and Class C] dated February 10, 1994 between Registrant and SEI Financial Services Company. (Incorporated by reference to Exhibit
                        (6)(a) to Post-Effective Amendment No. 21.)

                (6)(b) Distribution and Service Agreement [Class B] dated August 1, 1994, as amended September 14, 1994 between Registrant and SEI Financial Services Company. (Incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 21.)

                (6)(c) Form of Dealer Agreement. (Incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 21.)

                (7)     Not applicable.

                (8)(a) Custodian Agreement dated September 20, 1993, between Registrant and First Trust National Association, as supplemented through August 1994. (Incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 18.)

                (8)(b) Compensation Agreement dated as of June 1, 1995, pursuant to Custodian Agreement. (Incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 24.)

                (8)(c) Compensation Agreement dated as of January 1, 1997, pursuant to Custodian Agreement. (Incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 27.)

                (9)(a) Administration Agreement dated as of January 1, 1995 between Registrant and SEI Financial Management Corporation. (Incorporated by reference to Exhibit
                        (9)(a) to Post-Effective Amendment No. 23.)

                (9)(b) Transfer Agency Agreement dated as of March 31, 1994, between Registrant and Supervised Service Company, Inc. [superseded] (Incorporated by reference to Exhibit
                        (9)(b) to Post-Effective Amendment No. 21.)

                (9)(c) Assignment of Transfer Agency Agreement to DST Systems, Inc. [superseded] (Incorporated by reference to Exhibit
                        (9)(c) to Post-Effective Amendment No. 24.)

                (9)(d) Form of Transfer Agency Agreement dated as of October 1, 1996, between Registrant and DST Systems, Inc. (Incorporated by reference to Exhibit (9)(d) to Post-Effective Amendment No. 27.)

                (9)(e) Sub-Administration Agreement dated July 1, 1997 between SEI and First Bank National Association.

                (9)(f) Amended and Restated Administration Agreement dated July 1, 1997 by and between Registrant and SEI Investments Management Corporation.

                (9)(g) Agreement dated July 1, 1997 between First Bank National Association and SEI Investments Management Corporation.

                (9)(h) Agreement dated July 1, 1997 between First Bank National Association and SEI Investments Management Corporation.

                (10)(a) Opinion and Consent of D'Ancona & Pflaum dated November
                        10, 1987. (Incorporated by reference to Exhibit (10)(a) to Post-Effective Amendment No. 21.)

                (10)(b) Opinion and Consent of Dorsey & Whitney. (Incorporated
                        by reference to Exhibit (10)(a) to Post-Effective Amendment No. 15.)

                (11)(a) Not applicable.

                (11)(b) Opinion and Consent of Dorsey & Whitney dated November
                        25, 1991. (Incorporated by reference to Exhibit (11)(b) to Post-Effective Amendment No. 21.)

                (12)    Not applicable.

                (13)    Not applicable.

                (14)(a) 401(k) Prototype Basic Plan Document # 02 (1989
                        Restatement), including Amendment Nos. 1, 2, and 3 and sample Adoption Agreement. (Incorporated by reference to Exhibit (14)(a) to Post-Effective Amendment No. 27.)

                (14)(b) Defined Contribution Prototype Basic Plan Document # 01
                        (1989 Restatement), including Amendment Nos. 1 and 2 and sample Adoption Agreement. (Incorporated by reference to Exhibit (14)(b) to Post-Effective Amendment No. 27.)

                (14)(c) IRA Applications and Documentation. (Incorporated by
                        reference to Exhibit (14)(c) to Post-Effective Amendment No. 27.)

                (15)(a) Form of Distribution Plan [Class A]. (Incorporated by
                        reference to Exhibit (15)(a) to Post-Effective Amendment No. 21.)

                (15)(b) Class B Distribution Plan. (Incorporated by reference to
                        Exhibit (15)(b) to Post-Effective Amendment No. 21.)

                (15)(c) Service Plan [Class B]. (Incorporated by reference to
                        Exhibit (15)(c)) to Post-Effective Amendment No. 21.)

                (16)    Not applicable.

                (17)    Not applicable.

                (18) Multiple Class Plan Pursuant to Rule 18f-3. (Incorporated by reference to Exhibit (18) to Post-Effective Amendment No. 23.)

                (19)(a) Powers of attorney of Directors Dayton, Kedrowski,
                        Strauss, Stringer and Veit. (Incorporated by reference to Exhibit (19) to Post-Effective Amendment No. 26).

                (19)(b) Power of attorney of Director Hunter. (Incorporated by reference to Exhibit (19)(b) to Post-Effective Amendment No. 27.)

                (19)(c) Consent to being named and power of attorney of director nominee Spies. (Incorporated by reference to Exhibit
                        (19)(c) to Post-Effective Amendment No. 27.)

-----------------
*   Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

         The following table sets forth the number of holders of shares of each series of Common Stock of the Registrant as of July 11, 1997:

                                                                    NUMBER OF RECORD HOLDERS
                                                           ------------------------------------------
         FUND                                              CLASS A           CLASS B          CLASS C
         ----                                              -------           -------          -------
         Stock Fund...................................       2,865           4,957               159
         Equity Index Fund............................         840           1,659                20
         Balanced Fund................................       2,067           2,735                 7
         Asset Allocation Fund........................         181             411                 7
         Equity Income Fund...........................         242             523                35
         Diversified Growth Fund......................         648             986                58
         Emerging Growth Fund.........................         234             225                26
         Regional Equity Fund.........................       3,113           4,553                42
         Special Equity Fund..........................       2,663           3,464                46
         Technology Fund..............................         765           1,267                21
         International Fund...........................         302             346                29
         Real Estate Securities Fund..................         171             315                 6
         Health Sciences Fund.........................         105             135                 6
         Limited Term Income Fund.....................         150               0                 7
         Intermediate Term Income Fund................         154               0                31
         Fixed Income Fund............................         519             833               103
         Intermediate Government Bond Fund............         183               0                13
         Intermediate Tax Free Fund...................          72               0                19
         Minnesota Insured Intermediate Tax
               Free Fund..............................         109               0                14
         Colorado Intermediate Tax Free Fund..........         118               0                 9
         Oregon Intermediate Tax Free Fund............           *               *                 0
         California Intermediate Tax Free Fund........           0               *                 0
         Micro Cap Value Fund.........................           0               0                 0
         Small Cap Value Fund.........................           0               0                 0
         International Index Fund.....................           0               0                 0

         ---------------

         * Not registered.


ITEM  27. INDEMNIFICATION

         The first four paragraphs of Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, dated November 27, 1987, are incorporated herein by reference.

         On February 18, 1988 the indemnification provisions of the Maryland General Corporation Law (the "Law") were amended to permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser, First Bank National Association (the "Adviser"), is described in the section of the Registrant's Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Adviser are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.


                                                                       OTHER POSITIONS AND OFFICES
NAME                    POSITIONS AND OFFICES WITH ADVISER             AND PRINCIPAL BUSINESS ADDRESS
----                    ----------------------------------             ------------------------------
John F. Grundhofer      Chairman, President and Chief                  Chairman, President and Chief
                        Executive Officer                              Executive Officer of U.S. Bancorp*

Richard A. Zona         Director and Vice Chairman--Finance            Vice Chairman--Finance of U.S. Bancorp*

Philip G. Heasley       Director and Vice Chairman                     Vice Chairman and Group Head of the
                                                                       Retail Product Group of U.S. Bancorp*

Daniel C. Rohr          Director and Executive Vice President          Executive Vice President, Commercial
                                                                       Banking Group of U.S. Bancorp*

J. Robert Hoffmann      Director, Executive Vice President             Executive Vice President and Chief
                        and Chief Credit Officer                       Credit Officer of U.S. Bancorp*

Lee R. Mitau            Director, Executive Vice President,            Executive Vice President, General
                        General Counsel and Secretary                  Counsel and Secretary of U.S. Bancorp;
                                                                       prior to October 1995 partner in Dorsey &
                                                                       Whitney LLP*

Susan E. Lester         Director, Executive Vice President and         Executive Vice President and Chief
                        Chief Financial Officer                        Financial Officer of U.S. Bancorp; prior
                                                                       to December 1995 executive vice president
                                                                       and chief financial officer of Shawmut
                                                                       National Corporation.*

Larry S. Crawford       Executive Vice President and General           --*
                        Manager, Retail Banking Group

Robert J. Anderson      Executive Vice President                       --*

John M. Murphy, Jr.     Executive Vice President                       Executive Vice President of U.S. Bancorp;
                                                                       Chairman and Chief Investment Officer,
                                                                       First Trust National Association.*

Robert H. Sayre         Executive Vice President                       Executive Vice President, Human
                                                                       Resources of U.S. Bancorp*
---------------

*   Address: 601 Second Avenue South, Minneapolis, Minnesota 55402.


ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser:

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Stepstone Funds, The Advisors' Inner Circle Fund, Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., The Arbor Fund, 1784 Funds, Marquis Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., Inventor Funds, Inc., The Achievement Funds Trust, Insurance Investment Products Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, ARK Funds, Monitor Funds, FMB Funds, Inc., SEI Asset Allocation Trust, Turner Funds, and First American Strategy Funds, Inc. pursuant to distribution agreements dated November 29, 1982, July 15, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August 30, 1988, January 30, 1991,
November 14, 1991, February 28, 1992, May 1, 1992, May 29, 1992, October 30,
1992, November 1, 1992, January 28, 1993, June 1, 1993, August 17, 1993, January
3, 1994, August 1, 1994, December 27, 1994, December 30, 1994, January 27, 1995,
March 1, 1995, August 18, 1995, November 1, 1995, January 11, 1996, March 1,
1996, April 1, 1996, April 29, 1996, and October 1, 1996, respectively.

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


NAME                        POSITIONS AND OFFICES WITH UNDERWRITER        POSITIONS AND OFFICES WITH REGISTRANT
----                        --------------------------------------        -------------------------------------
Alfred P. West, Jr.         Director, Chairman & Chief                                    --
                            Executive Officer
Henry H. Greer              Director, President & Chief                                   --
                            Operating Officer
Carmen V. Romeo             Director, Executive                           Treasurer, Assistant Secretary
                            Vice President & Treasurer
Gilbert L. Beebower         Executive Vice President                                      --
Richard B. Lieb             Executive Vice President, President-Investment                --
                            Services Division
Leo J. Dolan, Jr.           Senior Vice President                                         --
Carl A. Guarino             Senior Vice President                                         --
Jerome Hickey               Senior Vice President                                         --
Larry Hutchinson            Senior Vice President                                         --
David G. Lee                Senior Vice President                                      President
Jack May                    Senior Vice President                                         --
A. Keith McDowell           Senior Vice President                                         --
Dennis J. McGonigle         Senior Vice President                                         --
Hartland J. McKeown         Senior Vice President                                         --
Barbara J. Moore            Senior Vice President                                         --
James V. Morris             Senior Vice President                                         --
Steven Onofrio              Senior Vice President                                         --



NAME                        POSITIONS AND OFFICES WITH UNDERWRITER        POSITIONS AND OFFICES WITH REGISTRANT
----                        --------------------------------------        -------------------------------------

Kevin P. Robins             Senior Vice President, General Counsel       Vice President & Assistant Secretary
                            & Secretary
Robert Wagner               Senior Vice President                                         --
Patrick K. Walsh            Senior Vice President                                         --
Kenneth Zimmer              Senior Vice President                                         --
Robert Aller                Vice President                                                --
Marc H. Cahn                Vice President & Assistant Secretary         Vice President & Assistant Secretary
Gordon W. Carpenter         Vice President                                                --
Todd Cipperman              Vice President & Assistant Secretary         Vice President & Assistant Secretary
Robert Crudup               Vice President & Managing Director                            --
Ed Daly                     Vice President                                                --
Jeff Drennen                Vice President                                                --
Mick Duncan                 Vice President & Team Leader                                  --
Vic Galef                   Vice President & Managing Director                            --
Kathy Heilig                Vice President                                                --
Michael Kantor              Vice President                                                --
Samuel King                 Vice President                                                --
Kim Kirk                    Vice President & Managing Director                            --
Donald H. Korytowski        Vice President                                                --
John Krzeminski             Vice President & Managing Director                            --
Robert S. Ludwig            Vice President & Team Leader                                  --
Vicki Malloy                Vice President & Team Leader                                  --
Carolyn McLaurin            Vice President & Managing Director                            --
W. Kelso Morrill            Vice President                                                --
Barbara A. Nugent           Vice President & Assistant Secretary         Vice President & Assistant Secretary
Sandra K. Orlow             Vice President & Assistant Secretary         Vice President & Assistant Secretary
Donald Pepin                Vice President & Managing Director                            --
Larry Pokora                Vice President                                                --
Kim Rainey                  Vice President                                                --
Paul Sachs                  Vice President                                                --
Mark Samuels                Vice President & Managing Director                            --
Steve Smith                 Vice President                                                --
Daniel Spaventa             Vice President                                                --
Kathryn L. Stanton          Vice President & Assistant Secretary         Vice President & Assistant Secretary
Wayne M. Withrow            Vice President & Managing Director                            --
William Zawaski             Vice President                                                --
James Dougherty             Director of Brokerage Services                                --


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


                       LOCATION
                          OF                                                                           TYPE OF
REGULATION              RECORD                                  RECORD                                  FUND
----------              ------    -------------------------------------------------------------        -------
270.31a-1(a)              2       General Ledger                                                          B
                          2       Cash Transaction Statement                                              D
                          2       Monthly Cash Summary Report                                             M
                          2       Purchases Report                                                        D
                          2       Sales Report                                                            D
                          2       Realized Gain/Loss Report                                               D
                          2       Securities Movement and Control List of Assets for Close of
                                  Business                                                                B
270.31a-1(b)(1)           2       Daily Portfolio Transaction Detail                                      D
                          2       Daily Settled Purchase and Sales Journal                                D
                          2       Money Market Monthly Transaction Journal                                M
                          2       Money Market General Ledger Activity Journal                            M
270.31a-1(b)2(i)          2       General Ledger                                                          B
                          2       Money Market General Ledger Activity Journal                            M
                          2       Open Trades/Secs. Out for Transfer Report                               D
                          2       Securities Movement and Control List of Assets for Close of
                                  Business                                                                B
                          2       Federal Reserve 3E Safe-Keeping Acct. Listing of Securities
                                  held by the Fund                                                        B
                          2       Div. Income Summary Report                                              D
                          2       Div. and Interest Receivable Report                                     D
                          2       Earned Income Report                                                    B
                          2       Money Market Daily Accrual Report                                       M
                          2       Money Market Daily Amortization Report                                  M
                          2       Statement of Condition                                                  B
270.31a-1(b)2(ii)         2       Fund Master Ledger                                                      D
                          2       Corporate Action Announcement Report                                    D
                          2       Purchases Report                                                        D
                          2       Sales Report                                                            D
270.31a-1(b)2(iii)        2       Brokerage Alloc/Commission Detail Report                                D
270.31a-1(b)2(iv)         1       Shareholder Master File -- CRT                                          B
                          1       Shareholder History File -- CRT                                         B
270.31a-1(b)3             2       Fund Master Ledger                                                      D
270.31a-1(b)4             1       Articles of Incorporation                                               B
                          1       Declaration of Trust                                                    B
                          1       By-Laws                                                                 B
                          1       Minute Books                                                            B
270.31a-1(b)5             1       Trade Tickets                                                           B
                          2       Purchase Report                                                         D
                          2       Sales Report                                                            D
270.31a-1(b)5             1       Trade Tickets                                                           B
                          2       Purchase Report                                                         D
                          2       Sales Report                                                            D
270.31a-1(b)6             1       Trade Tickets                                                           B
270.31a-1(b)7             2       Fund Master Ledger                                                      D
270.31a-1(b)8             2       Statement of Condition                                                  B
                          2       General Ledger                                                          B
                          2       Money Market General Ledger Activity Journal                            M



                       LOCATION
                          OF                                                                           TYPE OF
REGULATION              RECORD                                  RECORD                                  FUND
----------              ------    -------------------------------------------------------------        -------

270.31a-1(b)9             2       Brokerage Alloc./Commission Detail Report                               D
                          1       Brokerage Commission Report                                             B
                          1       Reduction and Commission Report                                         D
                          1       Quarterly Brokerage Log                                                 B
270.31a-1(b)10            1       Custodian Blanket Authorization                                         B
                          1       Portfolio Manager Signoff                                               B
270.31a-1(b)11            1       Portfolio Manager Signoff                                               B
270.31a-1(b)12            2       All supporting documentation                                            B
270.31a-1(c)                      Not applicable
270.31a-1(d)              1       Director Payments thru Fund Journal                                     B
                          1       Exchange Purchase Journal                                               B
                          1       Confirmed Payments Journal                                              B
                          1       Fiduciary Contribution Journal                                          B
                          1       Direct Payments Journal                                                 B
                          1       Direct Redemptions Journal                                              B
                          2       General Ledger                                                          B
                          1       Shareholder Master File-- CRT                                           B
                          1       Shareholder History File-- CRT                                          B
                          1       Daily Div. Close-out Journal                                            B
                          1       Asset Transfer/Rollover Journal                                         B
                          1       Redemption Check Register                                               B
                          1       Purchase Cancellations Journal                                          B
                          1       Redemption Cancellation Journal                                         B
                          1       Fail/Free Report                                                        B
                          1       Broker/Dealer Order Ticket                                              B
                          1       Inv. Services Order Breakdowns                                          B
                          1       EDGE Transaction Journal                                                B
                          1       Shareholder Receipt-- Retail                                            B
                          1       Account Application-- Retail                                            B
                          1       Additional Deposit Slip-- Retail                                        B
                          1       Trade Cancel Form                                                       B
                          1       Confirmation Statement                                                  B
                          1       Shareholder Statement                                                   B
                          1       Form U-4                                                                B
                          1       Fingerprint Card                                                        B
                          1       Form U-4 Status Report                                                  B
                          1       Form U-4 Score Report                                                   B
                          1       Form U-5                                                                B
270.31a-1(e)                      Not applicable
270.31a-1(f)              2       General Ledger                                                          B
                          1       Portfolio Manager Signoff                                               B
                          1       Trade Tickets                                                           B
270.31a-2(a)(1)           2       Daily Portfolio Transaction Detail                                      D
                          2       Daily Settled Pur. and Sales Journal                                    D
                          2       Money Market Monthly Transaction Journal                                M
                          2       Money Market General Ledger Activity Journal                            M
                          2       Open Trades/Secs. Out for Transfer Report                               D



                       LOCATION
                          OF                                                                           TYPE OF
REGULATION              RECORD                                  RECORD                                  FUND
----------              ------    -------------------------------------------------------------        -------

                          2       Securities Movement and Control List of Assets for Close of
                                  Business                                                                B
                          2       Fed. Reserve 3E Safe-Keeping Acct. Listing of Securities held
                                  by the Fund                                                             B
270.31a-2(a)(1)           2       Div. Income Summary Report                                              D
                          2       Div. and Interest Receivable Report                                     D
                          2       Earned Income Report                                                    B
                          2       Money Market Daily Accrual Report                                       M
                          2       Money Market Daily Amortization Report                                  M
                          2       Statement of Condition                                                  B
                          2       Fund Master Ledger                                                      D
                          2       Corporate Action Announcement Report                                    D
                          2       Brokerage Alloc./Commission Detail Report                               D
                          1       Shareholder Master File-- CRT                                           B
                          1       Shareholder History File-- CRT                                          B
                          1       Declaration of Trust                                                    B
                          1       By-laws                                                                 B
                          1       Minute Books                                                            B
270.31a-2(a)(2)           2       Purchases Report                                                        D
                          2       Sales Report                                                            D
                          2       General Ledger                                                          B
                          2       Money Market General Ledger Activity Journal                            M
                          2       Statement of Condition                                                  B
                          2       Fund Master Ledger                                                      D
                          2       Brokerage Alloc./Commission Detail Report                               D
                          1       Trade Tickets                                                           B
                          1       Brokerage Commission Report                                             B
                          1       Reduction and Commission Report                                         D
                          1       Quarterly Brokerage Log                                                 B
                          1       Custodian Blanket Authorization                                         B
                          1       Portfolio Manager Signoff                                               B
270.31a-2(a)(3)           1       Sales Literature File                                                   B
270.31a-2(b)                      Not applicable
270.31a-2(c)              1       Director Payments thru Fund Journal                                     B
                          1       Exchange Purchase Journal                                               B
                          1       Confirmed Payments Journal                                              B
                          1       Fiduciary Contribution Journal                                          B
                          1       Direct Payments Journal                                                 B
                          1       Direct Redemptions Journal                                              B
                          2       General Ledger                                                          B
                          1       Shareholder Master File-- CRT                                           B
                          1       Shareholder History File-- CRT                                          B
                          1       Daily Div. Close-Out Journal                                            B
                          1       Asset Transfer/Rollover Journal                                         B
                          1       Redemption Check Register                                               B
                          1       Purchase Cancellations Journal                                          B
                          1       Redemption Cancellation Journal                                         B
                          1       Fail/Free Report                                                        B



                       LOCATION
                          OF                                                                           TYPE OF
REGULATION              RECORD                                  RECORD                                  FUND
----------              ------    -------------------------------------------------------------        -------

                          1       Broker/Dealer Order Ticket                                              B
                          1       Inv. Services Order Breakdowns                                          B
                          1       EDGE Transaction Journal                                                B
                          1       Shareholder Receipt-- Retail                                            B
                          1       Account Application-- Retail                                            B
                          1       Additional Deposit Slip-- Retail                                        B
                          1       Trade Cancel Form                                                       B
270.31a-2(c)              1       Confirmation Statement                                                  B
                          1       Shareholder Statement                                                   B
                          1       Form U-4                                                                B
                          1       Fingerprint Card                                                        B
                          1       Form U-4 Status Report                                                  B
                          1       Form U-4 Score Report                                                   B
                          1       Form U-5                                                                B
270.31a-2(d)                      Not applicable
270.31a-2(e)              2       General Ledger                                                          B
                          1       Portfolio Manager Signoff                                               B
                          1       Trade Tickets                                                           B
270.31a-2(f)(1)           1       Microfilm                                                               B
270.31a-2(f)(2)           1       Retention Plan                                                          B
270.31a-2(f)(3)                   Not applicable
270.31a-3                 1       Custodian Agreement                                                     B

(1)      SEI Investments Management Corporation and SEI Investments Distribution
         Co. Oaks, Pennsylvania 19456

(2)      First Trust National Association
         180 East Fifth Street
         St. Paul, Minnesota 55101

               B = Both           D = Debt Equity           M = Money Market


ITEM 31. MANAGEMENT SERVICES

         Not applicable.

ITEM 32. UNDERTAKINGS

         Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of
Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

         Registrant, on behalf of Small Cap Value Fund and International Index Fund, undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the date such funds commence operations.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement No. 33-16905 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 5th day of November, 1997.


                                      FIRST AMERICAN INVESTMENT FUNDS, INC.


ATTEST: /s/ Stephen G. Meyer          By  /s/ Kathryn L. Stanton
       -----------------------------    ----------------------------------------
            Stephen G. Meyer                  Kathryn L. Stanton, Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

             SIGNATURE                            TITLE                   DATE
             ---------                            -----                   ----

      /s/ Stephen G. Meyer              Controller (Principal              **
-------------------------------         Financial and Accounting
        Stephen G. Meyer                Officer)

              *                         Director                           **
-------------------------------
       Robert J. Dayton

              *                         Director                           **
-------------------------------
      Andrew M. Hunter III

              *                         Director                           **
-------------------------------
      Robert L. Spies

              *                         Director                           **
-------------------------------
      Leonard W. Kedrowski

              *                         Director                           **
-------------------------------
       Joseph D. Strauss

              *                         Director                           **
-------------------------------
      Virginia L. Stringer

                                        Director                           **
-------------------------------
        Roger A. Gibson


* By:  /s/ Kathryn L. Stanton
-------------------------------
       Kathryn L. Stanton
        Attorney in Fact

**  November 5, 1997.